Exhibit (a)(7)

RAG SHOP

Crafts, Fabrics & Flowers

SunTrust Robinson Humphrey℠

September 2, 2004

Fairness Opinion Presentation

I.

Background of Transaction Process

II.

Overview of Rag Shops

III.

Stock Performance and Trading Statistics

IV.

Valuation Analysis

Appendix

A.

Public Reference Company Analysis

B.

M&A Transaction Analysis

C.

Premiums Paid Analysis

Table of Contents

Outline

RAG SHOP Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey℠ Capital Markets

Background of Transaction Process

Transaction Timeline

February 24, 2004:  Rag Shops engaged SunTrust Robinson Humphrey (“STRH”)

February 25, 2004:  Issued a press release announcing STRH’s engagement to review possible strategic alternatives

March 5, 2004: Initial due diligence meeting with Company

Week of April 19, 2004: Began contacting potential buyers, executing confidentiality agreements (“CA’s”) and sending out confidential memorandums

May 26, 2004: Letters requesting indications of interest sent to potential buyers

June 3, 2004: Indications of interest received

Weeks of June 14, 21 and 28, 2004: Management meetings held

July 13, 2004:   Letters requesting second round proposals sent and one additional management meeting held

July 22-27, 2004: Four offers received

4

Overview of Contact History

Background of Transaction Process

5

Companies contacted:

115

Strategic buyers

29

Financial buyers

86

Companies signing CA and receiving confidential materials:

36

Strategic buyers

4

Financial buyers

32

Initial Indications of Interest Received

7

Offers Received

4

Recent Valuation Parameters

Background of Transaction Process

$ in thousands (except per share amounts)

Average Daily Volume & Price

Average Stock Price

1 Week

$3.65

1 Month

$3.42

3 Months

$3.33

6 Months

$3.57

Average Trading Volume

1 Week

1,585

1 Month

2,479

3 Months

2,006

6 Months

2,115

Capitalization

Stock Price as of 08/30/04

$3.61

Shares Outstanding (000's)

4,798

Market Capitalization

$17,321

Cash & Cash Equivalents [1]

$0

Debt [1]

$3,920

Firm Value

$21,241

Stockholders' Equity

$21,869

[1] As of July 31,2004.

[2] Projections provided by management.

Current Market Multiple Analysis

Firm Value to:

LTM Revenue ($117,695)

0.18

x

2004 Revenue ($118,248) [2]

0.18

2005 Revenue ($128,303) [2]

0.17

Firm Value to:

LTM EBITDA (-$152)

NM

x

2004 EBITDA (-$748) [2]

NM

2005 EBITDA ($1629) [2]

13.0

Price to:

LTM EPS (-$0.22)

NM

x

2004 EPS (-$0.29) [2]

NM

2005 EPS ($0.01) [2]

243.6

6

Sun Capital Offer

Background of Transaction Process

[1] As of July 31,2004.

Equity

Enterprise

Company

Offer

Value

Debt [1]

Cash [1]

Value

Sun Capital

$4.30

$20,844

$3,920

$0

$24,764

LTM Mutiples

2004 Multiples

Revenue

EBITDA

P/E

Revenue

EBITDA

P/E

0.21x

NM

NM

0.21x

NM

NM

Premium Analysis

30 Day

6 Month

February 24,

Company

Offer

Current Price

Average

Average

2004

$3.61

$3.37

$3.56

$3.65

Sun Capital

$4.30

19.1%

27.8%

20.8%

17.8%

7

Retailer of craft, floral, fabric, framing and home décor products used for creative activities

68 stores in New Jersey (35), Florida (19), Pennsylvania (6), New York (5) and
Connecticut (3)

Founded in 1963 as retailer of fabrics

Modest growth through the ‘60s and ‘70s in New Jersey and New York

Added crafts in early 1980s

Expanded in new geographic markets during 1980s and early 1990s including Florida,
Pennsylvania, New York and Connecticut

IPO in 1991

Scaled back expansion in 1994

Store count today is same as in 1994

Company Summary

Overview of Rag Shops

8

Note: Gross profit for fiscal 2003, eleven months ended August 2, 2003, eleven months ended July 31, 2004 and the LTM period ended July 31, 2004 includes
$814,000, $638,000, $580,000 and $756,000 respectively in deferred income. This income arose from the transfer of ownership to the Company of certain inventories
(similar to consignment). All income realizable under these arrangements will be recognized by 2004.

[1] Operating profit for fiscal 2002 excludes $181,000 related to a gain from the demutualization of an insurance company with whom the Company maintained certain life insurance policies.  Operating profit for the LTM ended July 31, 2004 excludes $161,000 related to a gain from the sale of securities.

Historical Income Statements

Overview of Rag Shops

Fiscal Year Ended

LTM Ended

August 29,

August 28,

September 2,

September 1,

August 31,

August 30,

August 2,

July 31,

July 31,

1998

1999

2000

2001

2002

2003

2003

2004

2004

Total Revenue

$90,566

$94,781

$100,208

$100,888

$110,672

$115,547

$108,312

$110,459

$117,695

Growth Rate

0.0%

4.7%

5.7%

0.7%

9.7%

4.4%

NA

NA

3.9%

Cost of Goods Sold

57,794

60,866

63,665

66,881

73,067

76,932

59,921

60,671

77,682

Gross Profit

32,772

33,915

36,543

34,007

37,605

38,615

48,391

49,789

40,013

% of Total Revenue

36.2%

35.8%

36.5%

33.7%

34.0%

33.4%

44.7%

45.1%

34.0%

Selling, General & Administrative Expenses

31,167

33,163

34,582

33,992

37,117

39,643

49,538

51,504

41,609

Operating Profit [1]

1,605

752

1,960

15

488

(1,028)

(1,147)

(1,716)

(1,597)

% of Total Revenue

1.8%

0.8%

2.0%

0.0%

0.4%

NM

-1.1%

-1.6%

NM

Interest Income, (Expense)

(61)

(83)

31

128

37

(8)

0

0

(8)

Other Income

0

0

198

0

0

0

(39)

179

218

Pretax Income

1,544

668

2,189

143

525

(1,036)

(1,186)

(1,536)

(1,387)

Income Tax Expense

603

267

793

97

317

(331)

0

0

(331)

Net Income

$942

$402

$1,396

$46

$208

($705)

($1,186)

($1,536)

($1,056)

EBITDA

$2,972

$2,123

$3,375

$1,292

$1,712

$189

$101

($240)

($152)

% of Total Revenue

3.3%

2.2%

3.4%

1.3%

1.5%

0.2%

0.1%

-0.2%

NM

Depreciation & Amortization

$1,367

$1,371

$1,415

$1,276

$1,225

$1,217

$1,248

$1,476

$1,445

Capex

$1,579

$591

$1,890

$1,359

$1,581

$1,538

$1,347

$1,390

# of Stores

69

65

66

68

68

68

68

68

Eleven Months Ended

9

[1] Excludes extraordinary items.

Historical Income Statement Analysis

Overview of Rag Shops

Fiscal Year Ended

August 28,

September 2,

September 1,

August 31,

August 30,

1999

2000

2001

2002

2003

Year-over-year growth

Net sales

4.7%

5.7%

0.7%

9.7%

4.4%

EBITDA

-28.6%

59.0%

-61.7%

32.6%

-89.0%

Operating income

-53.2%

160.9%

-99.2%

3059.7%

-310.8%

Net income [1]

-57.3%

247.7%

-96.7%

351.4%

-438.8%

Diluted EPS [1]

-60.0%

262.5%

-96.7%

349.6%

-440.8%

Margin analysis

EBITDA

2.2%

3.4%

1.3%

1.5%

0.2%

Operating income

0.8%

2.0%

0.0%

0.4%

NM

Net income [1]

0.4%

1.4%

0.0%

0.2%

NM

2000 - 2003

1999 - 2003

CAGRs

Net sales

4.9%

5.1%

EBITDA

-61.8%

-45.4%

Operating income

NM

NM

Net income [1]

NM

NM

Diluted EPS [1]

NM

NM

10

(8.0%)

(4.0%)

0.0%

4.0%

8.0%

12.0%

16.0%

Sept.

'01

Dec.

'01

Mar.

'02

June

'02

Sept.

'02

Dec.

'02

March

'03

June

'03

Sept.

'03

Dec.

'03

March

'04

Same Store Sales Growth

Overview of Rag Shops

11

Note: Gross profit beginning in the quarter ended May 31, 2003 includes deferred income. This income arose from the transfer of ownership to the Company of certain inventories (similar to consignment). All income realizable under these arrangements will be recognized by 2004.

[1] Operating profit for the quarter ended February 28, 2004 excludes $161,000 related to a gain from the sale of securities.

[2] Operating profit for fiscal 2002 excludes $181,000 related to a gain from the demutualization of an insurance company with whom the Company maintained certain life insurance policies.

Historical Quarterly Performance

3    Quarter ending May 29, 2004

rd

Sales down $675,000, or 2.4%, versus same period last year.

EBITDA was negative $478,000, down $363,000, or 316% versus same period last year.

Overview of Rag Shops

Quarter Ended

12/1/2001

3/2/2002

6/1/2002

8/31/2002

11/30/2002

3/1/2003

5/31/2003

8/30/2003

Total Revenue

$32,552

$28,931

$25,523

$23,666

$33,357

$30,672

$27,920

$23,598

Growth Rate

(11.1%)

(11.8%)

(7.3%)

40.9%

(8.0%)

(9.0%)

(15.5%)

Cost of Goods Sold

20,271

18,900

16,587

17,502

21,686

20,675

18,733

15,838

Gross Profit

12,281

10,031

8,936

6,164

11,671

9,997

9,187

7,760

% of Total Revenue

37.7%

34.7%

35.0%

26.0%

35.0%

32.6%

32.9%

32.9%

Selling, General & Administrative Expenses

10,008

9,839

8,802

8,275

10,737

9,837

9,646

9,422

Operating Profit [2]

2,273

192

134

(2,111)

934

160

(459)

(1,662)

% of Total Revenue

7.0%

0.7%

0.5%

NM

2.8%

0.5%

NM

NM

Interest Income, (Expense)

5

20

14

(2)

(5)

6

1

(10)

Other Income

0

0

0

0

0

0

0

0

Pretax Income

2,278

212

148

(2,113)

929

166

(458)

(1,672)

Income Tax Expense

888

83

58

(712)

418

75

(207)

(617)

Net Income

$1,390

$129

$90

($1,401)

$511

$91

($251)

($1,055)

EBITDA

$2,599

$521

$469

($1,877)

$1,265

$491

($115)

($1,452)

% of Total Revenue

8.0%

1.8%

1.8%

NM

3.8%

1.6%

NM

NM

11/29/2003

2/28/2004

5/29/2004

$33,814

$32,268

$27,245

43.3%

(4.6%)

(15.6%)

22,310

21,356

18,243

11,504

10,912

9,002

34.0%

33.8%

33.0%

11,080

10,524

9,935

424

388

[1]

(933)

1.3%

1.2%

NM

(25)

1

(9)

0

0

0

399

389

(942)

155

206

(342)

$244

$183

($600)

$783

$787

($478)

2.3%

2.4%

NM

12

Fiscal Year Ending August

2004

2005

2006

2007

Total Revenue

$118,248

$128,303

$139,068

$154,050

Growth Rate

2.3%

8.5%

8.4%

10.8%

Cost of Goods Sold [1]

64,331

69,213

74,520

82,415

% of Total Revenue

54.4%

53.9%

53.6%

53.5%

Gross Profit [1]

53,918

59,090

64,548

71,635

% of Total Revenue

45.6%

46.1%

46.4%

46.5%

Selling, General & Administrative Expenses

Store Expenses

41,391

44,301

47,249

52,303

General and Administrative Expenses

13,275

13,160

13,471

13,880

Depreciation & Amortization

1,562

1,500

1,545

1,545

Total S,G & A Expenses

56,228

58,961

62,265

67,728

Operating Profit (Loss)

(2,310)

129

2,283

3,907

% of Total Revenue

NM

0.1%

1.6%

2.5%

Other Income (Expense)

158

(12)

(12)

(12)

Pretax Income (Loss)

(2,152)

117

2,271

3,895

Income Tax Expense (Benefit)

(763)

45

886

1,519

Net Income (Loss)

($1,390)

$71

$1,385

$2,376

EBITDA

($748)

$1,629

$3,828

$5,452

% of Total Revenue

-0.6%

1.3%

2.8%

3.5%

Depreciation & Amortization

$1,562

$1,500

$1,545

$1,545

Capex

$250

$1,050

$1,550

$1,550

# of Stores

68

71

76

76

Projected Income Statements

Note: Projections provided by Company management.

[1] Projections prepared by management exclude co-op advertising, warehouse expense and volume rebates from cost of goods sold and are included in selling general & administrative expenses.

$ in thousands

Overview of Rag Shops

13

Comparison of Historical and Projected Growth Rates and Margins

[1] Excluded extraordinary items.

Overview of Rag Shops

Historical Performance

2003 - 2004

2000 - 2003

1999 - 2003

CAGR

Net sales

4.9%

5.1%

EBITDA

-61.8%

-45.4%

Operating income

NM

NM

Net income [1]

NM

NM

Average margins

EBITDA

-0.6%

0.6%

1.3%

Operating income

NM

0.2%

0.8%

Net income [1]

NM

0.1%

0.5%

Projections

CAGR

2004

2005

2006

2007

2004 - 2007

Year-over-year growth

Net sales

0.0%

8.5%

8.4%

10.8%

9.2%

EBITDA

0.0%

NM

135.0%

42.4%

NM

Operating income

0.0%

NM

1675.4%

71.1%

NM

Net income [1]

0.0%

NM

1847.9%

71.5%

NM

Average

Margin analysis

2004 - 2007

EBITDA

0.0%

1.3%

2.8%

3.5%

1.9%

Operating income

0.0%

0.1%

1.6%

2.5%

1.1%

Net income [1]

0.0%

0.1%

1.0%

1.5%

0.6%

14

As of

Aug. 28,

Sept. 2,

Sept. 1,

Aug. 31,

Aug. 30,

July 31,

1999

2000

2001

2002

2003

2004 [1]

ASSETS

Current Assets:

Cash & Securities

$934

$1,311

$953

$959

$835

$0

Investment In Common Stock

0

0

0

286

307

0

Merchandise Inventories

30,563

27,805

27,807

30,327

31,995

29,404

Prepaid Expenses

537

483

1,194

1,249

1,490

1,158

Other Current Assets

225

99

154

454

431

1,678

Deferred Income Taxes

805

852

855

790

918

0

Total Current Assets

33,063

30,550

30,963

34,065

35,976

32,240

Net Property & Equipment

4,490

3,613

4,186

4,251

4,580

4,448

Deferred Income Taxes

210

350

436

368

324

0

Other Assets

106

67

49

44

29

491

TOTAL ASSETS

$37,869

$34,580

$35,634

$38,728

$40,909

$37,179

LIABILITIIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

Short-Term Debt

$6,570

$0

$0

$0

$0

$3,920

Accounts Payable - Trade

5,929

7,763

8,349

10,308

11,432

7,915

Accrued Liabilities

2,505

2,012

2,680

2,953

4,315

3,904

Accrued Salaries and Wages

605

893

720

1,298

1,103

0

Income Taxes Payable

157

242

165

0

0

(430)

Deferred Income

0

0

0

0

582

0

Total Current Liabilities

15,765

10,910

11,914

14,559

17,432

15,309

STOCKHOLDERS' EQUITY

Common Stock

48

48

48

48

48

48

Additional Paid in Capital

6,268

6,242

6,238

6,235

6,235

6,235

Restricted Stock

(207)

(12)

(3)

0

0

0

Retained Earnings

16,059

17,456

17,502

17,891

17,185

15,650

Unrealized Gain on Investment

0

0

0

59

72

0

Treasury Stock

(64)

(64)

(64)

(64)

(64)

(64)

Total Stockholders' Equity

22,104

23,670

23,720

24,169

23,477

21,869

TOTAL LIABILITIES &

STOCKHOLDERS' EQUITY

$37,869

$34,580

$35,634

$38,728

$40,909

$37,179

$ in thousands

Historical Balance Sheet

Overview of Rag Shops

[1] Negative cash balance of $938,317 from internal financial statements reclassified as accounts payable.

15

Rag Shop
Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey
Capital Markets

Historical Balance Sheet Analysis

[1] Excludes cash and current maturities of debt

[2] Represents financial data as of the LTM period ending July 31, 2004.

Overview of Rag Shops

$ in thousands (except per share data)

As of

August 28,

September 2,

September 1,

August 31,

August 30,

July 31,

1999

2000

2001

2002

2003

2004 [2]

Liquidity ratios

Net working capital [1]

$22,934

$18,330

$18,096

$18,547

$17,710

$20,851

Current ratio

2.1

x

2.8

x

2.6

x

2.3

x

2.1

x

2.1

x

Quick ratio

0.1

0.1

0.1

0.1

0.1

NM

Asset and liability management ratios

Inventory turnover

2.1

2.2

2.4

2.5

2.5

2.7

Asset turnover

2.7

2.8

2.9

3.0

2.9

3.2

A/P turnover

9.8

9.3

8.3

7.8

7.1

9.9

Average days inventory

171.0

167.3

151.8

145.2

147.8

136.5

Average days payables

37.4

39.2

44.0

46.6

51.6

37.0

16

RAG SHOP Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey℠
Capital Markets

[1]  Source: FactSet.

[2]  Source: RAGS Proxy.  Excludes options.

[3]  Based on 4,797,983 shares outstanding.

Date

Institutional Ownership [1]

Number of

Shares

As % of

Total [3]

Date

Insider Ownership [2]

Number of

Shares

As % of

Total [3]

12/31/03

Peter S. Lynch

221,500

4.6%

12/10/03

Stanley And Doris Berenzweig

2,201,849

45.9%

06/30/04

Dimensional Fund Advisors, Inc.

214,390

4.5%

12/10/03

Judith Lombardo

181,125

3.8%

03/31/04

Northern Trust Global Investments

22,254

0.5%

12/10/03

Steven B. Barnett

181,125

3.8%

03/31/04

Mellon Bank Asset Mgmt. (Mellon Capital Mgmt.)

23,912

0.5%

12/10/03

Jeffrey C. Gerstel

13,700

0.3%

03/31/04

California Public Employees Retirement System

18,600

0.4%

12/10/03

Bruce J. Miller

3,000

0.1%

03/31/04

Barclays Global Investors, N.A.

587

0.0%

12/10/03

Alan C. Mintz

2,100

0.0%

12/10/03

Fred J. Damiano

1,050

0.0%

12/10/03

Mario Ciampi

1,000

0.0%

Total Institutional Ownership

501,243

10.4%

Total Insider and 5% Ownership

2,584,949

53.9%

Retail Ownership

1,711,791

35.7%

Current Ownership Structure

Overview of Rag Shops

17

Institutional Holders

09-30-02

12-31-02

03-31-03

06-30-03

09-30-03

12-31-03

03-31-04

06-30-04

Change

Dimensional Fund Advisors, Inc.

310,460

308,460

234,060

234,060

215,460

215,460

215,460

214,390

(96,070)

Mellon Bank Asset Mgmt. (Mellon Capital Mgmt.)

24,804

24,804

24,804

24,804

23,912

23,912

23,912

23,912

(892)

Northern Trust Global Investments

26,529

27,229

24,654

24,654

24,654

24,654

22,254

22,254

(4,275)

California Public Employees Retirement System

0

0

0

0

0

18,600

18,600

18,600

18,600

Barclays Global Investors, N.A.

0

0

0

0

0

0

587

587

587

Marketocracy Capital Management LLC

50

0

0

0

0

0

0

0

(50)

Royce & Associates LLC

0

3,600

0

0

0

0

0

0

0

Fidelity Management & Research Co.

0

0

5,100

0

0

0

0

0

0

Total Institutional Ownership

361,843

364,093

288,618

283,518

264,026

282,626

280,813

279,743

(82,100)

Source: FactSet Research Systems, Inc. as of July 23, 2004.

Change in Institutional Ownership

Overview of Rag Shops

18

Historical Price / Volume Performance – Five Years

Source: FactSet Research Systems, Inc.

Daily Price and Volume

August 30, 1999 to August 30, 2004

Stock Performance and Trading Statistics

19

RAG SHOP
Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey℠
Capital Markets

Source: FactSet Research Systems, Inc.

[1] Craft and Celebration retailers include ACMR, HKF, JAS, MIK and PCTY.

Indexed Price Performance vs. Broad Market – Five Years

Indexed Price Performance

August 30, 1999 to August 30, 2004

Stock Performance and Trading Statistics

20

Source: FactSet Research Systems, Inc.

Five Year Histogram of Daily Trading Volume

Trading Volume Histogram

August 30, 1999 to August 30, 2004

Stock Performance and Trading Statistics

53.6%

31.7%

6.9%

7.8%

21

Source: FactSet Research Systems, Inc.

Price / Volume Performance – 1 Year

Daily Price and Volume

August 30, 2003 to August 30, 2004

Stock Performance and Trading Statistics

22

Source: FactSet Research Systems, Inc.

[1] Craft and Celebration retailers include ACMR, HKF, JAS, MIK and PCTY.

Indexed Price Performance vs. Broad Market – 1 Year

Indexed Price Performance

August 30, 2003 to August 30, 2004

Stock Performance and Trading Statistics

23

43.6%

47.5%

1.7%

1 Year Histogram of Daily Trading Volume

Trading Volume Histogram

August 30, 2003 to August 30, 2004

Stock Performance and Trading Statistics

Source: FactSet Research Systems, Inc.

7.2%

24

Historical Price / Volume Performance – Since STRH Engagement

Daily Price and Volume

February 25, 2004 to August 30, 2004

Stock Performance and Trading Statistics

Source: FactSet Research Systems, Inc.

25

Source: FactSet Research Systems, Inc.

[1] Craft and Celebration retailers include ACMR, HKF, JAS, MIK and PCTY.

Indexed Price Performance vs. Broad Market – Since STRH Engagement

Indexed Price Performance

February 25, 2004 to August 30, 2004

Stock Performance and Trading Statistics

26

44.5%

51.3%

0.8%

3.4%

Histogram of Daily Trading Volume – Since STRH Engagement

Trading Volume Histogram

February 25, 2004 to August 30, 2004

Stock Performance and Trading Statistics

Source: FactSet Research Systems, Inc.

27

Historical Trading Statistics – 1 Year Prior to STRH Engagement

Daily Trading Statistics

February 24, 2003 – February 24, 2004

Average Closing Price:

Average Daily Volume:

Average Volume Weighted Price:

12 Months

$3.47

12 Months

3,478

12 Months

$3.51

6 Months

3.71

6 Months

4,052

6 Months

3.72

3 Months

3.37

3 Months

3,574

3 Months

3.38

1 Month

3.55

1 Month

3,052

1 Month

3.53

High (09/28/03)

4.74

High (04/08/03)

56,200

Low (02/25/03)

2.98

Low (Several)

0

Date

High

Low

Close

Volume

Date

High

Low

Close

Volume

2/24/03

$3.06

$3.06

$3.06

100

2/25/03

3.00

2.98

2.98

900

2/26/03

3.13

2.99

3.13

3,901

2/27/03

3.24

3.10

3.11

1,700

2/28/03

3.05

3.05

3.05

100

3/3/03

3.03

2.98

3.02

4,701

3/4/03

3.08

3.00

3.04

0

3/5/03

2.99

2.99

2.99

300

3/6/03

3.00

2.98

3.00

2,800

3/7/03

2.99

2.98

2.98

1,300

3/10/03

3.00

2.96

2.98

5,600

3/11/03

3.00

2.98

2.99

0

3/12/03

3.04

2.97

3.04

43,900

3/13/03

2.98

2.98

2.98

500

3/14/03

3.08

2.98

3.03

0

3/17/03

$3.00

$3.00

$3.00

200

3/18/03

3.10

3.00

3.05

0

3/19/03

3.12

3.12

3.12

200

3/20/03

3.22

3.22

3.22

100

3/21/03

3.06

2.98

2.98

2,900

3/24/03

2.99

2.99

2.99

1,300

3/25/03

3.10

2.98

3.04

0

3/26/03

3.11

2.98

3.04

0

3/27/03

3.13

3.02

3.08

0

3/28/03

3.12

3.02

3.07

0

3/31/03

2.98

2.98

2.98

500

4/1/03

3.10

2.98

3.04

0

4/2/03

3.02

2.98

3.02

700

4/3/03

2.98

2.98

2.98

1,000

4/4/03

3.08

2.98

3.03

0

Stock Performance and Trading Statistics

Source: FactSet Research Systems, Inc.

28

Source: FactSet Research Systems, Inc.

Date

High

Low

Close

Volume

Date

High

Low

Close

Volume

4/7/03

$2.98

$2.98

$2.98

2,100

4/8/03

3.22

2.98

3.22

56,200

4/9/03

3.23

3.09

3.16

0

4/10/03

3.09

3.09

3.09

1,500

4/11/03

3.19

3.01

3.10

0

4/14/03

3.01

3.00

3.00

1,000

4/15/03

2.98

2.98

2.98

800

4/16/03

3.00

2.98

2.99

0

4/17/03

3.00

2.98

2.99

0

4/21/03

2.98

2.98

2.98

200

4/22/03

3.16

2.85

3.16

54,100

4/23/03

3.17

3.16

3.16

400

4/24/03

3.15

3.04

3.04

300

4/25/03

3.35

3.03

3.03

4,200

4/28/03

3.06

2.98

2.98

38,000

4/29/03

2.98

2.98

2.98

3,400

4/30/03

3.11

2.98

3.04

0

5/1/03

3.08

3.08

3.08

300

5/2/03

3.01

3.01

3.01

100

5/5/03

3.12

2.98

3.05

0

5/6/03

3.11

2.98

3.04

0

5/7/03

3.10

2.98

3.04

0

5/8/03

2.98

2.98

2.98

5,500

5/9/03

4.00

3.11

3.57

1,600

5/12/03

3.97

3.87

3.87

5,500

5/13/03

3.80

3.35

3.35

1,700

5/14/03

3.58

3.28

3.43

0

5/15/03

3.67

3.28

3.48

0

5/16/03

$3.98

$3.29

$3.63

0

5/19/03

3.33

3.33

3.33

200

5/20/03

3.52

3.36

3.36

2,200

5/21/03

3.99

3.35

3.67

0

5/22/03

3.35

3.28

3.28

2,800

5/23/03

3.99

3.25

3.62

0

5/27/03

3.53

3.40

3.47

0

5/28/03

3.51

3.51

3.51

300

5/29/03

3.50

3.40

3.45

0

5/30/03

3.44

3.40

3.44

600

6/2/03

3.70

3.31

3.62

2,800

6/3/03

3.41

3.41

3.41

300

6/4/03

3.38

3.38

3.38

200

6/5/03

3.50

3.38

3.44

0

6/6/03

3.50

3.39

3.48

1,300

6/9/03

3.52

3.47

3.52

500

6/10/03

3.40

3.32

3.40

700

6/11/03

3.52

3.39

3.46

0

6/12/03

3.52

3.41

3.47

500

6/13/03

3.47

3.39

3.43

0

6/16/03

3.47

3.39

3.43

0

6/17/03

3.39

3.32

3.39

1,000

6/18/03

3.41

3.20

3.25

5,100

6/19/03

3.47

3.20

3.34

0

6/20/03

3.15

2.98

3.10

7,600

6/23/03

3.06

2.98

2.98

300

6/24/03

3.19

3.11

3.15

0

6/25/03

3.15

3.15

3.15

200

Daily Trading Statistics

February 24, 2003 – February 24, 2004

Stock Performance and Trading Statistics

Historical Trading Statistics – 1 Year Prior to STRH Engagement

29

Source: FactSet Research Systems, Inc.

Daily Trading Statistics

February 24, 2003 – February 24, 2004

6/26/03

$3.30

$3.15

$3.15

1,700

6/27/03

3.24

3.15

3.15

2,000

6/30/03

3.16

3.15

3.15

600

7/1/03

3.24

3.05

3.15

0

7/2/03

3.06

3.05

3.06

700

7/3/03

3.18

3.05

3.05

2,200

7/7/03

3.05

2.98

2.99

5,400

7/8/03

3.22

3.09

3.15

0

7/9/03

3.22

3.09

3.22

2,300

7/10/03

3.25

3.07

3.25

500

7/11/03

3.09

2.98

3.09

2,700

7/14/03

3.10

3.10

3.10

1,000

7/15/03

3.16

3.16

3.16

1,000

7/16/03

3.10

2.98

3.10

5,100

7/17/03

3.03

3.03

3.03

500

7/18/03

3.03

3.03

3.03

5,700

7/21/03

3.02

3.00

3.02

3,100

7/22/03

3.05

3.05

3.05

3,300

7/23/03

3.11

3.05

3.11

2,000

7/24/03

3.10

3.06

3.10

1,600

7/25/03

3.22

3.22

3.22

1,000

7/28/03

3.22

3.15

3.15

2,700

7/29/03

3.05

2.98

2.98

900

7/30/03

3.30

3.00

3.10

6,631

7/31/03

3.13

3.12

3.13

1,800

8/1/03

3.66

3.29

3.66

10,000

8/4/03

3.86

3.66

3.66

3,300

8/5/03

3.45

3.45

3.45

1,000

8/6/03

$3.73

$3.73

$3.73

100

8/7/03

4.06

3.51

3.51

2,700

8/8/03

3.59

3.55

3.55

1,100

8/11/03

3.65

3.54

3.65

500

8/12/03

3.64

3.51

3.62

900

8/13/03

3.52

3.52

3.52

100

8/14/03

3.58

3.50

3.58

2,900

8/15/03

3.86

3.47

3.69

1,400

8/18/03

3.98

3.56

3.72

3,200

8/19/03

3.82

3.50

3.52

3,300

8/20/03

3.80

3.55

3.70

4,600

8/21/03

3.85

3.65

3.65

3,500

8/22/03

3.65

3.53

3.53

200

8/25/03

4.07

3.77

3.86

4,490

8/26/03

4.00

3.83

3.85

2,700

8/27/03

4.00

3.81

3.83

4,800

8/28/03

4.23

3.84

4.15

15,800

8/29/03

4.46

4.25

4.46

7,800

9/2/03

4.47

4.40

4.40

5,500

9/3/03

4.44

4.25

4.31

15,900

9/4/03

4.40

4.31

4.33

9,000

9/5/03

4.66

4.49

4.65

3,400

9/8/03

4.74

4.66

4.74

4,400

9/9/03

4.70

4.50

4.70

3,600

9/10/03

4.52

4.50

4.50

4,000

9/11/03

4.42

4.31

4.31

1,000

9/12/03

4.51

4.31

4.49

1,600

9/15/03

4.49

4.18

4.32

2,600

Date

High

Low

Close

Volume

Date

High

Low

Close

Volume

Stock Performance and Trading Statistics

Historical Trading Statistics – 1 Year Prior to STRH Engagement

30

Source: FactSet Research Systems, Inc.

Daily Trading Statistics

February 24, 2003 – February 24, 2004

9/16/03

$4.37

$4.11

$4.11

2,600

9/17/03

4.21

3.51

4.21

3,400

9/18/03

4.17

3.88

3.99

2,200

9/19/03

3.97

3.96

3.96

550

9/22/03

3.92

3.92

3.92

100

9/23/03

3.84

3.62

3.62

1,100

9/24/03

3.90

3.52

3.71

5,100

9/25/03

3.97

3.56

3.63

5,110

9/26/03

3.97

3.62

3.97

17,580

9/29/03

3.96

3.64

3.96

3,200

9/30/03

3.94

3.67

3.74

6,700

10/1/03

3.97

3.63

3.70

4,750

10/2/03

3.93

3.61

3.61

5,600

10/3/03

4.23

3.65

4.08

10,650

10/6/03

4.25

3.96

4.25

5,775

10/7/03

4.50

4.08

4.44

12,450

10/8/03

4.50

4.20

4.49

3,500

10/9/03

4.44

4.09

4.12

5,802

10/10/03

4.38

3.97

4.31

2,700

10/13/03

4.31

4.06

4.17

2,175

10/14/03

4.30

4.10

4.10

200

10/15/03

4.24

4.04

4.06

4,527

10/16/03

4.10

4.03

4.10

1,700

10/17/03

4.16

4.06

4.07

1,705

10/20/03

4.10

3.92

4.10

3,095

10/21/03

4.04

3.91

3.97

1,500

10/22/03

4.08

3.85

3.85

3,100

10/23/03

3.87

3.87

3.87

100

10/24/03

$3.94

$3.88

$3.94

700

10/27/03

3.97

3.87

3.97

500

10/28/03

4.09

4.00

4.04

0

10/29/03

4.08

3.80

3.81

2,600

10/30/03

4.05

4.05

4.05

200

10/31/03

4.10

3.94

4.01

1,450

11/3/03

4.00

3.90

3.95

0

11/4/03

3.94

3.86

3.88

1,800

11/5/03

3.94

3.81

3.82

1,700

11/6/03

3.92

3.80

3.81

4,000

11/7/03

3.91

3.70

3.78

1,597

11/10/03

3.94

3.79

3.79

2,840

11/11/03

3.93

3.81

3.90

1,000

11/12/03

3.86

3.66

3.78

13,900

11/13/03

3.94

3.75

3.75

10,400

11/14/03

3.89

3.66

3.89

1,800

11/17/03

4.00

3.66

4.00

12,096

11/18/03

3.94

3.75

3.94

9,200

11/19/03

4.00

3.74

3.85

7,284

11/20/03

4.00

3.63

3.63

7,700

11/21/03

3.95

3.69

3.72

4,600

11/24/03

3.72

3.72

3.72

500

11/25/03

3.82

3.66

3.67

3,950

11/26/03

3.63

3.47

3.47

1,150

11/28/03

3.48

3.39

3.39

3,400

12/1/03

3.99

3.46

3.46

4,100

12/2/03

3.74

3.00

3.18

7,650

12/3/03

3.61

3.27

3.28

1,900

Date

High

Low

Close

Volume

Date

High

Low

Close

Volume

Stock Performance and Trading Statistics

Historical Trading Statistics – 1 Year Prior to STRH Engagement

31

Source: FactSet Research Systems, Inc.

Daily Trading Statistics

February 24, 2003 – February 24, 2004

12/4/03

$3.63

$3.27

$3.35

8,425

12/5/03

3.45

3.06

3.34

2,400

12/8/03

3.38

3.20

3.38

2,211

12/9/03

3.30

3.17

3.24

0

12/10/03

3.35

3.17

3.26

0

12/11/03

3.32

3.18

3.25

0

12/12/03

3.18

3.16

3.18

3,700

12/15/03

3.25

3.15

3.15

7,976

12/16/03

3.10

3.10

3.10

1,200

12/17/03

3.07

3.00

3.00

13,198

12/18/03

3.10

2.99

3.00

15,629

12/19/03

3.03

2.99

3.00

1,300

12/22/03

3.02

3.01

3.02

2,300

12/23/03

3.10

3.10

3.10

350

12/24/03

3.08

3.02

3.02

2,300

12/26/03

3.04

3.04

3.04

1,100

12/29/03

3.19

3.00

3.19

2,100

12/30/03

3.06

3.05

3.05

4,100

12/31/03

3.18

3.06

3.12

0

1/2/04

3.25

3.16

3.16

5,197

1/5/04

3.21

3.21

3.21

1,000

1/6/04

3.35

3.11

3.35

800

1/7/04

3.55

3.34

3.55

600

1/8/04

3.49

3.33

3.47

1,900

1/9/04

3.31

3.31

3.31

250

1/12/04

3.69

3.33

3.33

3,900

1/13/04

3.70

3.30

3.59

6,150

1/14/04

3.60

3.34

3.39

4,500

1/15/04

$3.50

$3.26

$3.26

3,203

1/16/04

3.60

3.43

3.60

3,000

1/20/04

3.60

3.25

3.25

11,373

1/21/04

3.59

3.16

3.23

18,429

1/22/04

3.27

3.16

3.27

3,200

1/23/04

3.29

3.21

3.25

2,105

1/26/04

3.50

3.26

3.49

9,105

1/27/04

3.50

3.40

3.50

5,900

1/28/04

3.55

3.45

3.54

8,923

1/29/04

3.50

3.30

3.48

6,527

1/30/04

3.54

3.20

3.42

3,900

2/2/04

3.54

3.30

3.54

1,600

2/3/04

3.55

3.27

3.54

3,190

2/4/04

3.55

3.38

3.55

2,700

2/5/04

3.49

3.33

3.49

2,100

2/6/04

3.65

3.29

3.55

2,300

2/9/04

3.70

3.40

3.55

4,200

2/10/04

3.64

3.16

3.54

4,602

2/11/04

3.72

3.35

3.64

4,400

2/12/04

3.55

3.50

3.52

0

2/13/04

3.63

3.55

3.63

1,100

2/17/04

3.65

3.49

3.64

2,202

2/18/04

3.64

3.49

3.64

400

2/19/04

3.65

3.65

3.65

100

2/20/04

3.71

3.71

3.71

100

2/23/04

3.65

3.65

3.65

1,500

2/24/04

3.65

3.65

3.65

200

Date

High

Low

Close

Volume

Date

High

Low

Close

Volume

Stock Performance and Trading Statistics

Historical Trading Statistics – 1 Year Prior to STRH Engagement

32

Source: FactSet Research Systems, Inc.

Historical Trading Statistics – STRH Engagement to Present

Daily Trading Statistics

February 25, 2004 – August 30, 2004

Date

High

Low

Close

Volume

Date

High

Low

Close

Volume

2/25/04

$4.25

$3.65

$3.96

83,059

2/26/04

4.15

3.95

4.00

20,370

2/27/04

4.19

3.99

4.14

8,810

3/1/04

4.19

4.08

4.08

380

3/2/04

4.19

4.16

4.17

0

3/3/04

4.23

3.96

4.17

6,650

3/4/04

4.26

4.07

4.26

2,300

3/5/04

4.50

4.28

4.37

12,800

3/8/04

4.45

3.70

4.31

6,000

3/9/04

4.43

4.18

4.30

2,700

3/10/04

4.15

4.08

4.15

600

3/11/04

4.15

3.86

3.86

3,100

3/12/04

4.21

4.05

4.05

1,500

3/15/04

4.00

3.99

4.00

5,700

3/16/04

4.00

4.00

4.00

1,000

3/17/04

4.00

3.76

4.00

1,145

3/18/04

4.44

3.81

4.13

0

3/19/04

4.05

4.05

4.05

100

3/22/04

4.18

3.38

4.18

4,110

3/23/04

4.33

4.09

4.16

1,700

3/24/04

$4.32

$3.82

$3.85

5,135

3/25/04

4.37

3.74

3.82

2,500

3/26/04

4.24

3.81

4.03

0

3/29/04

4.13

3.83

4.13

4,200

3/30/04

4.00

4.00

4.00

700

3/31/04

4.00

3.90

3.95

0

4/1/04

4.00

3.90

3.95

0

4/2/04

4.00

3.57

3.60

8,700

4/5/04

4.13

3.62

3.92

2,650

4/6/04

3.81

3.63

3.75

2,600

4/7/04

3.93

3.51

3.93

600

4/8/04

3.92

3.56

3.92

2,000

4/12/04

3.93

3.64

3.79

0

4/13/04

3.67

3.67

3.67

600

4/14/04

4.00

3.82

3.99

3,319

4/15/04

4.00

3.51

3.80

1,606

4/16/04

3.61

3.60

3.60

1,000

4/19/04

3.72

3.41

3.63

2,300

4/20/04

3.90

3.55

3.72

3,450

4/21/04

3.89

3.67

3.89

2,200

Stock Performance and Trading Statistics

Average Closing Price:

Average Daily Volume:

Average Volume Weighted Price:

Since Engagement

$3.57

Since Engagement

2,842

Since Engagement

$3.57

High (03/05/04)

4.37

High (02/25/04)

83,059

Low (07/19/04)

3.11

Low (Several)

0

33

Source: FactSet Research Systems, Inc.

Daily Trading Statistics

February 25, 2004 – August 30, 2004

Date

High

Low

Close

Volume

Date

High

Low

Close

Volume

4/22/04

$3.82

$3.71

$3.80

1,500

4/23/04

3.65

3.64

3.65

600

4/26/04

3.80

3.80

3.80

200

4/27/04

3.83

3.68

3.77

1,000

4/28/04

3.84

3.67

3.67

3,400

4/29/04

3.91

3.65

3.78

0

4/30/04

3.90

3.90

3.90

500

5/3/04

3.91

3.77

3.84

0

5/4/04

3.90

3.89

3.89

400

5/5/04

3.90

3.90

3.90

700

5/6/04

3.78

3.66

3.71

1,450

5/7/04

3.83

3.83

3.83

300

5/10/04

3.71

3.55

3.59

3,600

5/11/04

3.55

3.31

3.55

5,590

5/12/04

3.52

3.40

3.49

2,450

5/13/04

3.45

3.31

3.45

850

5/14/04

3.41

3.41

3.41

145

5/17/04

3.40

3.31

3.31

1,550

5/18/04

3.25

3.15

3.20

3,150

5/19/04

3.20

3.16

3.18

0

5/20/04

3.35

3.11

3.35

1,821

5/21/04

3.29

3.28

3.29

1,300

5/24/04

3.32

3.28

3.28

11,200

5/25/04

3.35

3.31

3.31

3,350

5/26/04

3.28

3.28

3.28

2,000

5/27/04

3.30

3.13

3.17

1,800

5/28/04

3.44

3.16

3.30

0

6/1/04

3.49

3.21

3.26

6,435

6/2/04

$3.35

$3.24

$3.27

2,500

6/3/04

3.45

3.25

3.28

2,600

6/4/04

3.47

3.16

3.47

755

6/7/04

3.44

3.19

3.44

4,950

6/8/04

3.31

3.17

3.31

1,600

6/9/04

3.29

3.29

3.29

100

6/10/04

3.38

3.30

3.30

1,300

6/14/04

3.36

3.28

3.35

1,200

6/15/04

3.29

3.25

3.27

0

6/16/04

3.30

3.24

3.25

10,425

6/17/04

3.40

3.25

3.39

5,000

6/18/04

3.39

3.24

3.24

200

6/21/04

3.38

3.17

3.38

1,500

6/22/04

3.40

3.32

3.36

0

6/23/04

3.30

3.22

3.22

300

6/24/04

3.30

3.30

3.30

700

6/25/04

3.19

3.19

3.19

200

6/28/04

3.37

3.34

3.37

400

6/29/04

3.49

3.30

3.31

2,491

6/30/04

3.39

3.31

3.35

0

7/1/04

3.30

3.20

3.30

3,100

7/2/04

3.30

3.26

3.30

2,200

7/6/04

3.29

3.22

3.25

0

7/7/04

3.22

3.22

3.22

200

7/8/04

3.30

3.26

3.28

0

7/9/04

3.30

3.25

3.30

5,500

7/12/04

3.30

3.23

3.27

0

7/13/04

3.30

3.22

3.22

1,700

Stock Performance and Trading Statistics

Historical Trading Statistics – STRH Engagement to Present

34

Source: FactSet Research Systems, Inc.

Daily Trading Statistics

February 25, 2004 – August 30, 2004

Stock Performance and Trading Statistics

Historical Trading Statistics – STRH Engagement to Present

Date

High

Low

Close

Volume

Date

High

Low

Close

Volume

7/14/04

$3.28

$3.22

$3.28

4,000

7/15/04

3.30

3.22

3.30

1,300

7/16/04

3.22

3.11

3.22

6,400

7/19/04

3.11

3.11

3.11

100

7/20/04

3.15

3.14

3.15

500

7/21/04

3.28

3.15

3.22

0

7/22/04

3.49

3.29

3.30

3,235

7/23/04

3.15

3.15

3.15

210

7/26/04

3.21

3.20

3.21

2,616

7/27/04

3.30

3.16

3.23

0

7/28/04

3.29

3.16

3.23

0

7/29/04

3.30

3.12

3.21

0

7/30/04

3.12

3.12

3.12

600

8/2/04

3.30

3.13

3.29

4,223

8/3/04

3.30

3.13

3.22

0

8/4/04

3.30

3.15

3.23

0

8/5/04

3.27

3.10

3.27

7,000

8/6/04

$3.28

$3.11

$3.28

2600

8/9/04

3.27

3.20

3.27

1400

8/10/04

3.29

3.27

3.28

0

8/11/04

3.12

3.12

3.12

100

8/12/04

3.12

3.12

3.12

300

8/13/04

3.30

3.11

3.13

3900

8/16/04

3.46

3.11

3.46

10500

8/17/04

3.90

3.36

3.65

7014

8/18/04

3.69

3.61

3.65

0

8/19/04

3.79

3.62

3.71

0

8/20/04

3.75

3.60

3.60

6000

8/23/04

3.66

3.60

3.66

1100

8/24/04

3.63

3.60

3.60

525

8/25/04

3.62

3.43

3.61

7400

8/26/04

3.79

3.55

3.67

0

8/27/04

3.79

3.55

3.67

0

8/30/04

3.79

3.55

3.67

0

35

Valuation Analysis

Reviewed and analyzed a comparison of the present financial condition and projected financial results of Rag Shops with those of certain publicly traded companies which we deemed relevant.  Following is a list of the companies included in the analysis:

A.C. Moore Arts & Crafts, Inc.

Hancock Fabrics, Inc.

Jo-Ann Stores, Inc.

Michaels Stores, Inc.

Reviewed the financial results for the LTM period ended July 31, 2004 and financial projections provided by the management of Rag Shops.

Calculated the implied enterprise and equity valuation of Rag Shops based primarily on (i)
the Company’s operating metrics for the LTM period ended July 31, 2004 and projections for the years ending August 2004 and 2005 and (ii) financial multiples of the relevant reference companies.

Party City Corporation

99 Cents Only Stores

Big Lots, Inc.

Dollar General Corporation

Dollar Tree Stores, Inc.

Family Dollar Stores, Inc.

Fred’s, Inc.

Selected Public Reference Company Analysis

36

RAG SHOP
Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey
Capital Markets

Note: Projections provided by management.

[1]  Reflects results for the YTD period ended July 31, 2004.

[2]  Net debt equals total debt of $3,920 less cash and cash equivalents of $0 as of July 31, 2004.

[3] Based on weighted average diluted shares outstanding of 4,847,792 which includes 4,797,983 basic shares from the 10-Q as of 5/29/04 and 146,700 in-the-money options at a weighted average exercise price of $2.84 as of 5/29/04.

$ in thousands (except per share data)

Implied Valuation Based on Public Reference Company Analysis

Valuation Analysis

Mean Multiples - Craft and Celebration Retailers

Average Multiple

Valuation

RAGS

Weighted

Firm Value/

Firm Value/

Firm Value/

Parameter

Value

Average

Rev

EBITDA

EBIT

LTM Revenues [1]

$117,695

5.0%

0.67

x

2004 Revenues

$118,248

5.0%

0.64

LTM EBITDA [1]

($152)

6.7%

8.1

x

2004 EBITDA

($748)

6.7%

6.5

2005 EBITDA

$1,629

6.7%

6.3

LTM EBIT [1]

($1,597)

10.0%

11.0

x

2004 EBIT

($2,310)

10.0%

9.2

LTM Net Income [1]

($1,056)

13.3%

Net Income 2004

($1,390)

13.3%

Net Income 2005

$71

13.3%

Book Value

$21,869

10.0%

Mean Multiples - All Reference Companies

Average Multiple

Valuation

RAGS

Weighted

Firm Value/

Firm Value/

Firm Value/

Parameter

Value

Average

Rev

EBITDA

EBIT

LTM Revenues [1]

$117,695

5.0%

0.70

x

2004 Revenues

$118,248

5.0%

0.66

LTM EBITDA [1]

($152)

6.7%

8.1

x

2004 EBITDA

($748)

6.7%

7.1

2005 EBITDA

$1,629

6.7%

6.4

LTM EBIT [1]

($1,597)

10.0%

11.2

x

2004 EBIT

($2,310)

10.0%

10.5

LTM Net Income [1]

($1,056)

13.3%

Net Income 2004

($1,390)

13.3%

Net Income 2005

$71

13.3%

Book Value

$21,869

10.0%

Mean Multiples - Craft and Celebration Retailers

Average Multiple

Implied

Implied

Implied

Equity Value/

Equity Value/

Firm

Equity

Equity Value

NI

Book Value

Net Debt [2]

Value

Value

Per Share [3]

$3,920

$79,048

$75,128

$15.50

$3,920

$75,692

$71,772

$14.81

$3,920

$0

$0

$0.00

$3,920

$0

$0

$0.00

$3,920

$10,194

$6,274

$1.29

$3,920

$0

$0

$0.00

$3,920

$0

$0

$0.00

19.0

x

$3,920

$0

$0

$0.00

18.6

$3,920

$0

$0

$0.00

14.1

$3,920

$4,920

$1,000

$0.21

2.2

x

$3,920

$52,874

$48,954

$10.10

Average

$20,248

$18,466

$3.81

Weighted Average

$14,360

$12,792

$2.64

Median

$0

$0

$0.00

High

$79,048

$75,128

$15.50

Low

$0

$0

$0.00

Mean Multiples - All Reference Companies

Average Multiple

Implied

Implied

Implied

Equity Value/

Equity Value/

Firm

Equity

Equity Value

NI

Book Value

Net Debt [2]

Value

Value

Per Share [3]

$3,920

$82,426

$78,506

$16.19

$3,920

$77,554

$73,634

$15.19

$3,920

$0

$0

$0.00

$3,920

$0

$0

$0.00

$3,920

$10,377

$6,457

$1.33

$3,920

$0

$0

$0.00

$3,920

$0

$0

$0.00

18.7

x

$3,920

$0

$0

$0.00

18.2

$3,920

$0

$0

$0.00

14.6

$3,920

$4,959

$1,039

$0.21

2.4

x

$3,920

$56,072

$52,152

$10.76

Average

$21,035

$19,253

$3.97

Weighted Average

$14,959

$13,391

$2.76

Median

$0

$0

$0.00

High

$82,426

$78,506

$16.19

Low

$0

$0

$0.00

37

RAG SHOP Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey℠
Capital Markets

Implied Valuation Based on Public Reference Company Analysis

Valuation Analysis

$ in thousands (except per share data)

Note: Projections provided by management.

[1]  Reflects results for the YTD period ended July 31, 2004.

[2]  Net debt equals total debt of $3,920 less cash and cash equivalents of $0 as of July 31, 2004.

[3] Based on weighted average diluted shares outstanding of 4,847,792 which includes 4,797,983 basic shares from the 10-Q as of 5/29/04 and 146,700 in-the-money options at a weighted average exercise price of $2.84 as of 5/29/04.

Median Multiples - Craft and Celebration Retailers

Median Multiple

Valuation

RAGS

Weighted

Firm Value/

Firm Value/

Firm Value/

Parameter

Value

Average

Rev

EBITDA

EBIT

LTM Revenues [1]

$117,695

5.0%

0.54

x

2004 Revenues

$118,248

5.0%

0.54

LTM EBITDA [1]

($152)

6.7%

9.3

x

2004 EBITDA

($748)

6.7%

5.9

2005 EBITDA

$1,629

6.7%

6.4

LTM EBIT [1]

($1,597)

10.0%

11.9

2004 EBIT

($2,310)

10.0%

9.9

LTM Net Income [1]

($1,056)

13.3%

Net Income 2004

($1,390)

13.3%

Net Income 2005

$71

13.3%

Book Value

$21,869

10.0%

Median Multiples - All Reference Companies

Median Multiple

Valuation

RAGS

Weighted

Firm Value/

Firm Value/

Firm Value/

Parameter

Value

Average

Rev

EBITDA

EBIT

LTM Revenues [1]

$117,695

5.0%

0.83

x

2004 Revenues

$118,248

5.0%

0.72

LTM EBITDA [1]

($152)

6.7%

8.3

x

2004 EBITDA

($748)

6.7%

7.0

2005 EBITDA

$1,629

6.7%

6.4

LTM EBIT [1]

($1,597)

10.0%

11.9

2004 EBIT

($2,310)

10.0%

10.4

LTM Net Income [1]

($1,056)

13.3%

Net Income 2004

($1,390)

13.3%

Net Income 2005

$71

13.3%

Book Value

$21,869

10.0%

Median Multiples - Craft and Celebration Retailers

Median Multiple

Implied

Implied

Implied

Equity Value/

Equity Value/

Firm

Equity

Equity Value

NI

Book Value

Net Debt [2]

Value

Value

Per Share [3]

$3,920

$63,789

$59,869

$12.35

$3,920

$64,252

$60,332

$12.45

$3,920

$0

$0

$0.00

$3,920

$0

$0

$0.00

$3,920

$10,351

$6,431

$1.33

x

$3,920

$0

$0

$0.00

$3,920

$0

$0

$0.00

20.7

x

$3,920

$0

$0

$0.00

19.2

$3,920

$0

$0

$0.00

14.4

$3,920

$4,946

$1,026

$0.21

2.4

x

$3,920

$55,574

$51,654

$10.66

Average

$18,083

$16,301

$3.36

Weighted Average

$13,309

$11,741

$2.42

Median

$0

$0

$0.00

High

$64,252

$60,332

$12.45

Low

$0

$0

$0.00

Median Multiples - All Reference Companies

Median Multiple

Implied

Implied

Implied

Equity Value/

Equity Value/

Firm

Equity

Equity Value

NI

Book Value

Net Debt [2]

Value

Value

Per Share [3]

$3,920

$97,350

$93,430

$19.27

$3,920

$85,288

$81,368

$16.78

$3,920

$0

$0

$0.00

$3,920

$0

$0

$0.00

$3,920

$10,346

$6,426

$1.33

x

$3,920

$0

$0

$0.00

$3,920

$0

$0

$0.00

18.8

x

$3,920

$0

$0

$0.00

18.1

$3,920

$0

$0

$0.00

14.6

$3,920

$4,957

$1,037

$0.21

2.4

x

$3,920

$55,574

$51,654

$10.66

Average

$23,047

$21,265

$4.39

Weighted Average

$16,040

$14,472

$2.99

Median

$0

$0

$0.00

High

$97,350

$93,430

$19.27

Low

$0

$0

$0.00

38

Selected Reference Transaction Analysis

Reviewed recently announced merger and acquisition transactions in the retail industry.

Reviewed the Company’s audited financial results as of and for the year ended August 30,
2003 and the unaudited financial results for the eleven months ended July 31, 2004.

Calculated the implied enterprise and equity valuation of Rag Shops based on (i) the
Company’s operating metrics as of and for the LTM period ended July 31, 2004 and July 31,
2004 and (ii) financial multiples of the relevant reference transactions.

Valuation Analysis

39

[1]  Reflects results for the YTD period ended July 31, 2004.

[2]  Net debt equals total debt of $3,920 less cash and cash equivalents of $0 as of July 31, 2004.

[3] Based on weighted average diluted shares outstanding of 4,847,792 which includes 4,797,983 basic shares from the 10-Q as of 5/29/04 and 146,700 in-the-money options at a weighted average exercise price of $2.84 as of 5/29/04.

Implied Valuation Based on M&A Transaction Analysis

Valuation Analysis

$ in thousands (except per share data)

Average Multiple

Valuation

RAGS

Weighted

Firm Value/

Firm Value/

Parameter [1]

Value

Average

LTM Revenue

LTM EBITDA

LTM Revenues

$117,695

15.0%

0.60

x

LTM EBITDA

($152)

20.0%

8.9

x

LTM EBIT

($1,597)

20.0%

LTM Net Income

(1,056)

45.0%

Median Multiple

Valuation

RAGS

Weighted

Firm Value/

Firm Value/

Parameter [1]

Value

Average

LTM Revenue

LTM EBITDA

LTM Revenues

$117,695

15.0%

0.51

x

LTM EBITDA

($152)

20.0%

8.7

x

LTM EBIT

($1,597)

20.0%

LTM Net Income

(1,056)

45.0%

Average Multiple

Implied

Implied

Implied

Firm Value/

Equity Value/

Firm

Equity

Equity Value

LTM EBIT

Net Income

Net Debt [2]

Value

Value

Per Share [3]

$3,920

$70,647

$66,727

$13.76

$3,920

$0

$0

$0.00

13.2

x

$3,920

$0

$0

$0.00

20.3

x

$3,920

$0

$0

$0.00

Average

$17,662

$16,682

$3.44

Weighted Average

$10,597

$10,009

$2.06

Median

$0

$0

$0.00

High

$70,647

$66,727

$13.76

Low

$0

$0

$0.00

Median Multiple

Implied

Implied

Implied

Firm Value/

Equity Value/

Firm

Equity

Equity Value

LTM EBIT

Net Income

Net Debt [2]

Value

Value

Per Share [3]

$3,920

$59,788

$55,868

$11.52

$3,920

$0

$0

$0.00

12.0

x

$3,920

$0

$0

$0.00

22.5

x

$3,920

$0

$0

$0.00

Average

$14,947

$18,623

$3.84

Weighted Average

$8,968

$8,380

$1.73

Median

$0

$0

$0.00

High

$59,788

$55,868

$11.52

Low

$0

$0

$0.00

40

Premiums Paid Analysis

Reviewed premiums paid in certain recently announced merger and acquisition transactions with the following criteria:

All M&A Transactions

Announcement date between January 1, 2004 and August 30, 2004

Transaction involved greater than 50% of a public company being sold

Target company enterprise value between $10 million and $100 million

Retail and Specialty Retail Transactions

Announcement date between January 1, 2002 and August 30, 2004

Transaction involved greater than 50% of a public company being sold

Calculated the implied per share price and equity valuation of Rag Shops based on the average premium paid in relevant transactions (i) one day prior to announcement of transaction, (ii) 5 days prior to announcement and (iii) 30 days prior to announcement

Calculated the implied per share price and equity valuation of Rag Shops based open the most recent price of Rag Shops at August 30, 2004 and also based upon price of Rag Shops one day prior to the announcement of STRH engagement.

Valuation Analysis

41

RAG SHOP Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey Capital Markets

[1] Assumes weighted average diluted shares outstanding of 4,847,792 which includes 4,797,983 basic shares from the 10-Q as of 5/29/04 and 146,700 in-the-money options at a weighted average exercise price of $2.84 as of 5/29/04.

Premium Paid Analysis – M&A Transactions between $10 and $100 MM

Valuation Analysis

$ in thousands (except per share data)

Mean Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of August 30, 2004

$3.61

26.9%

$4.58

$22,209

Stock Price as of August 30, 2004

3.61

28.8%

4.65

22,534

Stock Price as of August 30, 2004

3.61

29.6%

4.68

22,680

High

$4.68

$22,680

Median

4.65

22,534

Average

4.64

22,474

Low

4.58

22,209

Median Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of August 30, 2004

$3.61

13.5%

$4.10

$19,863

Stock Price as of August 30, 2004

3.61

16.0%

4.19

20,301

Stock Price as of August 30, 2004

3.61

17.5%

4.24

20,563

High

$4.24

$20,563

Median

4.19

20,301

Average

4.18

20,242

Low

4.10

19,863

42

Valuation Analysis

Premiums Paid Analysis – Retail Transactions from 2002 - Present

$ in thousands (except per share data)

[1] Assumes weighted average diluted shares outstanding of 4,847,792 which includes 4,797,983 basic shares from the 10-Q as of 5/29/04 and 146,700 in-the-money options at a weighted average exercise price of $2.84 as of 5/29/04.

Mean Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of August 30, 2004

$3.61

28.3%

$4.63

$22,450

Stock Price as of August 30, 2004

3.61

37.1%

4.95

23,992

Stock Price as of August 30, 2004

3.61

45.1%

5.24

25,386

High

$5.24

$25,386

Median

4.95

23,992

Average

4.94

23,942

Low

4.63

22,450

Median Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of August 30, 2004

$3.61

21.0%

$4.37

$21,176

Stock Price as of August 30, 2004

3.61

29.0%

4.66

22,576

Stock Price as of August 30, 2004

3.61

36.0%

4.91

23,801

High

$4.91

$23,801

Median

4.66

22,576

Average

4.64

22,517

Low

4.37

21,176

43

Premiums Paid Analysis – Specialty Retail Transactions from 2002 - Present

Valuation Analysis

$ in thousands (except per share data)

[1] Assumes weighted average diluted shares outstanding of 4,847,792 which includes 4,797,983 basic shares from the 10-Q as of 5/29/04 and 146,700 in-the-money options at a weighted average exercise price of $2.84 as of 5/29/04.

Mean Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of August 30, 2004

$3.61

22.3%

$4.41

$21,397

Stock Price as of August 30, 2004

3.61

24.7%

4.50

21,823

Stock Price as of August 30, 2004

3.61

28.8%

4.65

22,535

High

$4.65

$22,535

Median

4.50

21,823

Average

4.52

21,918

Low

4.41

21,397

Median Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of August 30, 2004

$3.61

21.0%

$4.37

$21,176

Stock Price as of August 30, 2004

3.61

22.5%

4.42

21,438

Stock Price as of August 30, 2004

3.61

26.0%

4.55

22,051

High

$4.55

$22,051

Median

4.42

21,438

Average

4.45

21,555

Low

4.37

21,176

44

[1] Assumes weighted average diluted shares outstanding of 4,847,792 which includes 4,797,983 basic shares from the 10-Q as of 5/29/04 and 146,700 in-the-money options at a weighted average exercise price of $2.84 as of 5/29/04.

Premium Paid Analysis – M&A Transactions between $10 and $100 MM

Valuation Analysis

$ in thousands (except per share data)

Mean Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of February 24, 2004

$3.65

26.9%

$4.63

$22,455

Stock Price as of February 24, 2004

3.65

28.8%

4.70

22,783

Stock Price as of February 24, 2004

3.65

29.6%

4.73

22,931

High

$4.73

$22,931

Median

4.70

22,783

Average

4.69

22,723

Low

4.63

22,455

Median Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of February 24, 2004

$3.65

13.5%

$4.14

$20,083

Stock Price as of February 24, 2004

3.65

16.0%

4.23

20,526

Stock Price as of February 24, 2004

3.65

17.5%

4.29

20,791

High

$4.29

$20,791

Median

4.23

20,526

Average

4.22

20,467

Low

4.14

20,083

45

Valuation Analysis

Premiums Paid Analysis – Retail Transactions from 2002 - Present

$ in thousands (except per share data)

[1] Assumes weighted average diluted shares outstanding of 4,847,792 which includes 4,797,983 basic shares from the 10-Q as of 5/29/04 and 146,700 in-the-money options at a weighted average exercise price of $2.84 as of 5/29/04.

Mean Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of February 24, 2004

$3.65

28.3%

$4.68

$22,698

Stock Price as of February 24, 2004

3.65

37.1%

5.00

24,257

Stock Price as of February 24, 2004

3.65

45.1%

5.29

25,667

High

$5.29

$25,667

Median

5.00

24,257

Average

4.99

24,208

Low

4.68

22,698

Median Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of February 24, 2004

$3.65

21.0%

$4.42

$21,410

Stock Price as of February 24, 2004

3.65

29.0%

4.71

22,826

Stock Price as of February 24, 2004

3.65

36.0%

4.96

24,064

High

$4.96

$24,064

Median

4.71

22,826

Average

4.70

22,767

Low

4.42

21,410

46

Premiums Paid Analysis – Specialty Retail Transactions from 2002 - Present

Valuation Analysis

$ in thousands (except per share data)

[1] Assumes weighted average diluted shares outstanding of 4,847,792 which includes 4,797,983 basic shares from the 10-Q as of 5/29/04 and 146,700 in-the-money options at a weighted average exercise price of $2.84 as of 5/29/04.

Mean Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of February 24, 2004

$3.65

22.3%

$4.46

$21,634

Stock Price as of February 24, 2004

3.65

24.7%

4.55

22,065

Stock Price as of February 24, 2004

3.65

28.8%

4.70

22,785

High

$4.70

$22,785

Median

4.55

22,065

Average

4.57

22,161

Low

4.46

21,634

Median Premium

Implied

Rag Shops

1 Day Prior to

5 Days Prior to

30 Days Prior to

Equity Value

Implied

Valuation Parameter

Value

Announcement

Announcement

Announcement

Per Share

Equity Value [1]

Stock Price as of February 24, 2004

$3.65

21.0%

$4.42

$21,410

Stock Price as of February 24, 2004

3.65

22.5%

4.47

21,676

Stock Price as of February 24, 2004

3.65

26.0%

4.60

22,295

High

$4.60

$22,295

Median

4.47

21,676

Average

4.50

21,794

Low

4.42

21,410

47

RAG SHOP
Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey℠
Capital Markets

Discounted Cash Flow Analysis

Reviewed and analyzed historical financial performance.

Reviewed and analyzed financial projections provided by management for 2005 through
2009.

Performed sensitivity analysis on five-year projections by discounting the revenue growth and EBIT margin projections.

Valuation Analysis

48

Rag Shop
Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey
Capital Markets

Discounted Cash Flow Analysis – Free Cash Flow

Valuation Analysis

[1] Based on Company estimates for 2005 through 2009.

Projected Year Ending August

PROJECTED CASH FLOWS [1]

2004

2005

2006

2007

2008

2009

Total Revenue

$118,248

$128,303

$139,068

$154,050

$170,647

$189,032

% Growth

2.3%

8.5%

8.4%

10.8%

10.8%

10.8%

Cost of Sales

64,331

69,213

74,520

82,415

91,294

101,130

Gross Margin

53,918

59,090

64,548

71,635

79,353

87,902

% of Total Revenue

45.6%

46.1%

46.4%

46.5%

46.5%

46.5%

Selling, General and Admin. Expenses (Excluding D&A)

54,666

57,461

60,720

66,183

73,314

81,212

EBITDA

(748)

1,629

3,828

5,452

6,039

6,690

% of Total Revenue

(0.6%)

1.3%

2.8%

3.5%

3.5%

3.5%

Depreciation and Amortization

1,562

1,500

1,545

1,545

1,387

1,542

% of Total Revenue

1.3%

1.2%

1.1%

1.0%

0.8%

0.8%

Operating Income

($2,310)

$129

$2,283

$3,907

$4,653

$5,148

Effective Tax Rate

39.0%

39.0%

39.0%

39.0%

39.0%

CASH SOURCES

Earnings Before Interest and After Tax

$78

$1,393

$2,383

$2,838

$3,141

Depreciation and Amortization Expense

1,500

1,545

1,545

1,387

1,542

TOTAL SOURCES

$1,578

$2,938

$3,928

$4,225

$4,682

CASH USES

Capital Expenditures

$1,050

$1,550

$1,550

$1,550

$1,550

Increase (Decrease) in Current Assets Except Cash

1,063

1,913

412

4,099

4,540

(Increase) Decrease in Current Liabilities Except Debt

(600)

(1,127)

(831)

(1,840)

(2,038)

Increase (Decrease) in Working Capital

463

786

(419)

2,259

2,503

TOTAL USES

$1,513

$2,336

$1,131

$3,809

$4,053

FREE CASH FLOW

$66

$602

$2,797

$416

$629

49

Discounted Cash Flow Analysis – EBITDA Multiple Methodology

Valuation Analysis

Discount Rate

15.00%

17.50%

20.00%

22.50%

25.00%

Present Value of Cash Flows:

$2,902

$2,715

$2,545

$2,389

$2,246

Present Value of Terminal Value:

5.5 x

$18,293

$16,428

$14,787

$13,338

$12,057

6.0 x

$19,956

$17,922

$16,131

$14,551

$13,153

Multiple

6.5 x

$21,620

$19,415

$17,475

$15,764

$14,249

7.0 x

$23,283

$20,909

$18,820

$16,976

$15,345

7.5 x

$24,946

$22,402

$20,164

$18,189

$16,441

Total Value:

5.5 x

$21,195

$19,143

$17,332

$15,727

$14,303

6.0 x

$22,858

$20,637

$18,676

$16,940

$15,399

Multiple

6.5 x

$24,521

$22,130

$20,020

$18,152

$16,495

7.0 x

$26,184

$23,624

$21,364

$19,365

$17,591

7.5 x

$27,847

$25,117

$22,709

$20,578

$18,687

Equity Value:

5.5 x

$18,018

$15,967

$14,155

$12,551

$11,126

6.0 x

$19,682

$17,460

$15,499

$13,763

$12,222

Multiple

6.5 x

$21,345

$18,954

$16,843

$14,976

$13,318

7.0 x

$23,008

$20,447

$18,188

$16,188

$14,415

7.5 x

$24,671

$21,941

$19,532

$17,401

$15,511

Equity Value Per Share:

5.5 x

$3.72

$3.29

$2.92

$2.59

$2.30

6.0 x

$4.06

$3.60

$3.20

$2.84

$2.52

Multiple

6.5 x

$4.40

$3.91

$3.47

$3.09

$2.75

7.0 x

$4.75

$4.22

$3.75

$3.34

$2.97

7.5 x

$5.09

$4.53

$4.03

$3.59

$3.20

50

Rag Shop Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey℠
Capital Markets

Discounted Cash Flow Analysis – Weighted Average Cost of Capital

Valuation Analysis

[1]  The risk free rate (Rf) is estimated to be the US treasury 10 year bond yield at 8/30/04.

[2]  Moody’s corporate bond yield average.

[3]  Ibbotson & Sinqufield data

[4]  BARRA predicted beta if available.  Latest 52 week beta relative to the NYSE otherwise.

[5]  Per latest balance sheet.

WEIGHTED AVERAGE COST OF CAPITAL

WACC COMPONENTS

Cost of Debt:

Kd = Yield to Maturity on Long-Term Debt Obligations

Kd = Corporate Bond Yield Average

Kd = 6.0%

Cost of Equity:

Ke = Risk Free Rate + Company Risk Premium

Ke = Rf + [ Comparable Co. Beta x Equity Risk Premium]

Ke =  4.2% + [1.5 x 10.9% ]

Ke = 21.1%

Weighted Average Cost of Capital:

WACC = [ (D/C) (1-t) Kd] + [ (E/C) Ke]

WACC = [ 6.8% x 61.0 %  x 6.0% ]  +  [93.2%  x 21.1% ]

WACC =  19.9%

COMPARABLE COMPANY BETA & DEBT TO CAPITAL RATIO

Country

Unlevered

Relevered

Symbol

Company

of HeadQtrs

Beta [4]

Beta

Beta

ACMR

A.C. MOORE ARTS & CRAFTS INC

UNITED STATES

1.81

1.73

1.97

HKF

HANCOCK FABRICS INC

UNITED STATES

1.22

1.08

1.24

JAS

JO-ANN STORES INC

UNITED STATES

0.54

0.46

0.52

MIK

MICHAELS STORES INC

UNITED STATES

1.41

1.36

1.55

PCTY

PARTY CITY CORP

UNITED STATES

1.36

1.36

1.54

MEAN

1.27

1.20

1.37

MEDIAN

1.36

1.36

1.54

RAGS

RAG SHOPS INC

UNITED STATES

1.29

1.14

1.29

WACC COMPONENTS

Rf [1]

4.19%

Date of Rf

8/30/04

Kd [2]

6.04%

Ke

21.1%

Equity Risk Premium (Rm-Rf) [3]

10.9%

Tax Rate

39.0%

Tax Complement (1-t)

61.0%

Beta (Median)

1.54

Market

Price

Shares

Value of

Total

Total

Debt/

Equity/

Debt/

Tax

8/30/04

Out. [5]

Equity

Debt [5]

Capital

Capital

Capital

Equity

Rate

$21.02

19

410

30

440

6.8%

93.2%

7.3%

38.23%

$10.96

18

198

41

239

17.1%

82.9%

20.7%

36.30%

$26.32

22

578

162

740

21.8%

78.2%

28.0%

38.42%

$56.88

68

3,880

200

4,080

4.9%

95.1%

5.2%

37.34%

$13.55

17

229

0

229

0.0%

100.0%

0.0%

40.47%

1,059

87

1,146

10.1%

89.9%

12.2%

38.2%

410

41

440

6.8%

93.2%

7.3%

38.2%

$3.61

5

17

4

21

18.5%

81.5%

22.6%

39.00%

51

Summary of Valuation Analysis

Valuation Analysis

Implied Equity Value

Methodology

Total

Per Share

Total

Per Share

Total

Per Share

Total

Per Share

Selected Reference Company Analysis

Crafts and Celebration Retailers

Using Mean Multiples

$12,792

$2.64

$18,466

$3.81

$75,128

$15.50

$0

$0.00

Using Median Multiples

11,741

2.42

16,301

3.36

60,332

12.45

0

0.00

Crafts and Celebration and Discount Retailers

Using Mean Multiples

13,391

2.76

19,253

3.97

78,506

16.19

0

0.00

Using Median Multiples

14,472

2.99

21,265

4.39

93,430

19.27

0

0.00

Selected Reference Transaction Analysis

Using Mean Multiples

10,009

2.06

16,682

3.44

66,727

13.76

0

0.00

Using Median Multiples

8,380

1.73

18,623

3.84

55,868

11.52

0

0.00

Premiums Paid Analysis at August 30, 2004

All M&A Transactions between $10 and $100 Million

Using Mean Premiums

22,474

4.64

22,680

4.68

22,209

4.58

Using Median Premiums

20,242

4.18

20,563

4.24

19,863

4.10

Retail Transactions

Using Mean Premiums

23,942

4.94

25,386

5.24

22,450

4.63

Using Median Premiums

22,517

4.64

23,801

4.91

21,176

4.37

Specialty Retail Transactions

Using Mean Premiums

21,918

4.52

22,535

4.65

21,397

4.41

Using Median Premiums

21,555

4.45

22,051

4.55

21,176

4.37

Premiums Paid Analysis at February 24, 2004

All M&A Transactions between $10 and $100 Million

Using Mean Premiums

22,723

4.69

22,931

4.73

22,455

4.63

Using Median Premiums

20,467

4.22

20,791

4.29

20,083

4.14

Retail Transactions

Using Mean Premiums

24,208

4.99

25,667

5.29

22,698

4.68

Using Median Premiums

22,767

4.70

24,064

4.96

21,410

4.42

Specialty Retail Transactions

Using Mean Premiums

22,161

4.57

22,785

4.70

21,634

4.46

Using Median Premiums

21,794

4.50

22,295

4.60

21,410

4.42

Discounted Cash Flow Analysis

16,843

3.47

20,447

4.22

13,763

2.84

Mean

High

Low

Weighted Average

52

RAG SHOP Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey[SM] Capital Markets

Comparable Public Company Analysis

* Excluded from average     NA - Not available     NM - Not meaningful     F - Fiscal Year

[1]  Estimates from First Call as of 08/30/04. STRH Equity Research estimates denoted in bold.

Public Reference Company Analysis

Market

Earnings Per Share [1]

5 Year

Price / Earnings Ratio

Price

% of

Calendar

Growth

Company Name

08/30/04

High

LTM

2004

2005

Rate

Craft & Celebration Retailers

A.C. Moore Arts & Crafts, Inc.

$21.02

71.2%

$0.87

$0.99

$1.30

21.0%

Hancock Fabrics, Inc.

10.96

61.4%

0.53

0.47

0.76

15.0%

Jo-Ann Stores, Inc.

26.32

86.3%

2.14

2.23

2.48

12.0%

Michaels Stores, Inc.

56.88

98.7%

2.74

2.96

F

3.35

F

15.0%

Party City Corporation

13.55

78.2%

0.79

0.78

1.12

15.0%

Average

79.2%

15.6%

Median

78.2%

15.0%

Discount Retailers

99 Cents Only Stores

$13.01

36.1%

$0.60

$0.51

$0.60

20.0%

Big Lots, Inc.

12.40

67.4%

0.66

0.68

F

0.85

F

15.0%

Dollar General Corporation

19.29

83.2%

0.95

1.03

F

1.19

F

15.0%

Dollar Tree Stores, Inc.

23.74

60.1%

1.57

1.79

F

2.11

F

20.0%

Family Dollar Stores, Inc.

26.56

60.2%

1.55

1.57

F

1.80

F

15.0%

Fred's, Inc.

14.26

36.8%

0.83

0.98

F

1.20

F

20.0%

Average

57.3%

17.5%

Median

60.1%

17.5%

Combined Average

67.2%

16.6%

Combined Median

67.4%

15.0%

Rag Shops, Inc.

$3.61

76.2%

($0.23)

($0.29)

F

$0.01

F

NA

Price / Earnings Ratio

2005

Calendar

PEG

Market

Market/

LTM

2004

2005

Ratio

Cap'n

Book

Net Debt

24.2

x

21.2

x

16.2

x

0.8

x

$409.8

2.4

x

($17.4)

20.7

23.3

14.4

1.0

198.4

1.6

37.2

12.3

11.8

10.6

0.9

578.4

1.6

144.0

20.8

19.2

17.0

1.1

3,880.1

3.3

(107.4)

17.2

17.4

12.1

0.8

228.7

2.4

(27.8)

19.0

x

18.6

x

14.1

x

0.9

x

2.2

x

$5.7

20.7

19.2

14.4

0.9

2.4

(17.4)

21.7

x

25.5

x

21.7

x

1.1

x

$904.4

1.9

x

($94.1)

18.8

18.1

14.6

1.0

1,438.2

1.4

182.0

20.3

18.7

16.2

1.1

6,334.8

4.1

173.5

15.1

13.3

11.3

0.6

2,698.5

2.5

87.2

17.1

16.9

14.8

1.0

4,469.5

3.3

(196.5)

17.2

14.6

11.9

0.6

557.4

1.9

32.2

18.4

x

17.8

x

15.1

x

0.9

x

2.5

x

$30.7

18.0

17.5

14.7

1.0

2.2

59.7

18.7

x

18.2

x

14.6

x

0.9

x

2.4

x

$19.3

18.8

18.1

14.6

1.0

2.4

32.2

NM

x

NM

x

243.6

x

NA

x

$17.3

0.8

x

$3.9

53

* Excluded from average     NA - Not available     NM - Not meaningful

[1]  Excludes unusual items.

[2] 2004 values reflect Bloomberg consensus estimates.

[3] Excludes approximately $6.3 million of debt repurchases and share reclassification expense.

[4] Excludes $4.1 million of litigation charges.

[5] Excludes a $9.9 million partial charge-off of HCC note and $9.1 million for the CA wage and hour class action lawsuit.

[6] Excludes approximately $10.0 million for penalty and litigation settlement proceeds.

[7] Excludes approximately $0.161 million gain from sale of securities.

Comparable Public Company Analysis

Public Reference Company Analysis

Total Firm

Net Debt /

Latest Twelve Months

EBITDA [1]

EBIT [1]

Company Name

Value

EBITDA

Revenue

EBITDA [1]

EBIT [1]

Margin

Margin

Craft & Celebration Retailers

A.C. Moore Arts & Crafts, Inc.

$392.4

NM

x

$461.0

$35.1

$27.8

7.6%

6.0%

Hancock Fabrics, Inc.

235.6

1.6

434.7

22.9

16.1

5.3%

3.7%

Jo-Ann Stores, Inc.

722.4

1.0

1,776.0

137.6

[3]

98.2

[3]

7.7%

5.5%

Michaels Stores, Inc.

3,772.7

NM

3,227.1

404.3

317.3

12.5%

9.8%

Party City Corporation

200.9

NM

516.3

45.5

[4]

27.9

[4]

8.8%

5.4%

Average

1.3

x

8.4%

6.1%

Median

1.3

7.7%

5.5%

Discount Retailers

99 Cents Only Stores

$810.2

NM

x

$926.3

$87.8

$59.5

9.5%

6.4%

Big Lots, Inc.

1,620.1

0.8

4,290.9

237.6

[5]

144.3

[5]

5.5%

3.4%

Dollar General Corporation

6,508.3

0.2

7,236.0

697.4

[6]

539.1

[6]

9.6%

7.5%

Dollar Tree Stores, Inc.

2,785.7

0.2

2,972.8

411.8

299.2

13.9%

10.1%

Family Dollar Stores, Inc.

4,273.1

NM

5,166.1

517.0

421.1

10.0%

8.2%

Fred's, Inc.

589.5

0.4

1,372.0

74.9

48.4

5.5%

3.5%

Average

0.4

x

9.0%

6.5%

Median

0.3

9.6%

6.9%

Combined Average

0.7

x

8.7%

6.3%

Combined Median

0.6

8.8%

6.0%

Rag Shops, Inc.

$21.2

(25.7)

x

$117.7

($0.2)

[7]

($1.6)

[7]

(0.1%)

(1.4%)

FV to

Firm Value to LTM:

2004 [2]

2005

Firm Value to 2004:

2005

Revenue

EBITDA [1]

EBIT [1]

Revenue

EBITDA

EBIT

EBITDA

Revenue

EBITDA

EBIT

EBITDA

0.85

x

11.2

x

14.1

x

$508.5

F

$41.6

F

$31.9

F

$53.2

F

0.77

x

9.4

x

12.3

x

7.4

x

0.54

10.3

14.6

433.6

F

39.9

F

23.8

F

43.3

F

0.54

5.9

9.9

5.4

0.41

5.3

7.4

1,823.3

F

139.0

F

93.9

F

146.0

F

0.40

5.2

7.7

4.9

1.17

9.3

11.9

3,381.8

F

454.6

F

363.7

F

518.9

F

1.12

8.3

10.4

7.3

0.39

4.4

7.2

537.6

F

53.4

F

33.7

F

NA

0.37

3.8

6.0

NA

0.67

x

8.1

x

11.0

x

0.64

x

6.5

x

9.2

x

6.3

0.54

9.3

11.9

0.54

5.9

9.9

6.4

0.87

x

9.2

x

13.6

x

$1,004.4

F

$89.5

F

$48.0

F

$117.3

0.81

x

9.1

x

16.9

*

6.9

x

0.38

6.8

11.2

4,466.1

F

244.2

F

140.6

F

279.4

0.36

6.6

11.5

5.8

0.90

9.3

12.1

7,677.2

F

744.6

F

581.1

F

844.6

0.85

8.7

11.2

7.7

0.94

6.8

9.3

3,177.4

F

440.1

F

318.0

F

512.5

0.88

6.3

8.8

5.4

0.83

8.3

10.1

5,924.5

F

525.0

F

430.2

F

601.2

0.72

8.1

9.9

7.1

0.43

7.9

12.2

1,478.6

F

84.4

F

55.0

F

103.0

0.40

7.0

10.7

5.7

0.72

x

8.0

x

11.4

x

0.67

x

7.6

x

10.4

x

6.4

0.85

8.1

11.6

0.76

7.6

11.0

6.4

0.70

x

8.1

x

11.2

x

0.66

x

7.1

x

10.5

x

6.4

0.83

8.3

11.9

0.72

7.0

10.4

6.4

0.18

x

NM

x

NM

x

$118.2

F

($0.7)

F

($2.3)

F

$1.6

0.18

x

NM

x

NM

x

13.0

x

54

RAG SHOP Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey Capital Markets

Recent Retail Merger and Acquisition Transactions

M&A Transaction Analysis

[1]  Firm value less net debt equals equity value.

- Excluded from average  NA - Not Available  NM - Not Meaningful

Pending

Casual Male Retail Group, Inc.

Rochester Big & Tall Clothing

$24

$24

NA

x

0.46

x

NA

x

NA

x

Pending

Factory 2-U Acquisition LLC

Factory 2-U Stores, Inc.

26

28

NM

0.05

*

NM

NM

Pending

Private Equity Group Consortium

Mervyn's, Inc.

1,650

1,650

NA

0.50

NA

NA

Pending

Crescent Capital Investments

Loehmann's Holdings Inc.

170

178

22.5

0.47

7.1

12.0

Pending

Leonard Green & Partners LP

Hollywood Entertainment Corp.

1,182

901

10.5

0.69

5.0

6.7

08/25/04

Luxottica Group SpA

Cole National Corp.

727

496

NM

0.60

15.9

121.1

*

08/02/04

Oak Hill Capital Management, Inc.

Duane Reade, Inc.

673

402

79.2

*

0.49

11.9

30.4

07/30/04

Dicks Sporting Goods, Inc.

Galyans Trading Co., Inc.

355

298

176.4

*

0.49

10.5

48.8

*

07/06/04

Green Valley Acquisition Co. LLC

Uni-Marts, Inc.

90

17

68.4

*

0.29

10.9

23.7

06/09/04

MarineMax, Inc.

Imperial Marine

9

9

NA

0.78

NA

NA

05/12/04

Circuit City Stores, Inc.

InterTAN, Inc.

264

291

33.3

0.59

8.0

10.4

04/15/04

Compass Group USA Invest LLP

Creative Host Services, Inc.

40

31

49.8

*

1.00

7.9

16.0

04/01/04

Genesco, Inc.

Hat World, Inc.

NA

165

NA

NA

NA

NA

01/30/04

Blyth, Inc.

Walter Drake, Inc.

53

53

NA

0.66

NA

NA

12/20/03

CompUSA Inc.

Good Guys, Inc.

91

56

NM

0.13

11.8

NM

12/09/03

Boise Cascade Corp.

OfficeMax, Inc.

1,147

1,200

60.0

*

0.24

9.8

41.9

*

12/01/03

TBC Corp.

Sears Roebuck & Co. (National Tire
and Battery Business)

260

260

NA

NA

NA

NA

10/24/03

Bon-Ton Stores, Inc.

Elder-Beerman Stores Corp.

208

98

50.1

*

0.31

9.0

70.2

*

09/17/03

Alloy, Inc.

dELIA s Corp.

48

50

NM

0.35

NM

NM

09/05/03

Chico's FAS, Inc.

White House, Inc.

98

90

21.4

1.38

11.0

13.5

08/04/03

Gart Sports Co.

Sports Authority

581

464

24.3

0.41

9.3

24.6

07/17/03

Amazing Savings Holding LLC

Odd Job Stores, Inc.

22

27

NM

0.11

NM

NM

07/03/03

Ripplewood Corp.

Lillian Vernon Corp.

36

60

NM

0.15

NM

NM

06/30/03

Dollar Tree Stores, Inc.

Greenbacks, Inc.

100

100

NA

0.78

NA

NA

06/19/03

Bed Bath & Beyond, Inc.

Christmas Tree Shops, Inc.

200

200

20.0

0.54

NA

NA

06/16/03

Sun Capital Partners, Inc.

Musicland Group, Inc.

503

NA

NA

0.29

NM

NM

Firm

Equity

Equity Value/

Firm Value/

Date

Value

Value

LTM

LTM

LTM

LTM

Effective

Acquiror Name

Target Name

($MM)

($MM) [1]

Net Income

Revenue

EBITDA

EBIT

55

Rag Shop Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey℠ Capital Markets

Recent Retail Merger and Acquisition Transactions

[1]  Firm value less net debt equals equity value.

* - Excluded from average  NA - Not Available  NM - Not Meaningful

M&A Transaction Analysis

12/02/02

Bear, Stearns Cos.

Vitamin Shoppe Industries, Inc.

310

NA

NA

NA

NA

NA

10/28/02

Tiffany & Co.

Little Switzerland

53

43

NM

0.88

NM

NM

08/30/02

Aaron Rents, Inc.

Sight'n Sound

12

12

NA

0.20

NA

NA

05/15/02

Designs, Inc.

Casual Male Corp.

170

170

NM

0.36

4.5

6.5

03/04/02

Tweeter Home Entertainment

Hillcrest High Fidelity

5.7

NA

NA

0.41

NA

NA

11/05/01

Best Buy Co.

Future Shop Ltd.

402

377

18.0

0.31

7.1

11.8

10/18/01

Mothers Work, Inc.

iMaternity

26

20

NA

0.51

NA

NA

08/17/01

Charming Shoppes, Inc.

Lane Bryant (subsidiary LTD)

335

335

NA

0.36

NA

NA

08/01/01

Tweeter Home Entertainment

Sound Advice, Inc.

168

144

29.9

0.82

12.0

17.0

06/07/01

Gart Sports Co.

Oshman's Sporting Goods, Inc.

109

109

5.4

0.33

4.0

5.2

05/01/01

Tweeter Home Entertainment

Big Screen City

5

5

NA

0.33

NA

NA

04/25/01

Guitar Center, Inc.

American Music Group

34

17

NA

1.12

NA

NA

01/23/01

Best Buy Co. Inc.

Musicland Stores Corp.

639

419

7.2

0.33

4.4

6.2

12/18/00

Best Buy Co. Inc.

Magnolia Hi-Fi, Inc.

87

87

NA

0.88

NA

NA

10/02/00

Tweeter Home Entertainment

Douglas TV, Inc.

6

6

NA

0.21

NA

NA

10/02/00

Leonard Green & Partners LP

Petco Animal Supplies, Inc.

574

482

19.6

0.56

6.2

10.9

09/20/00

Zale Corp.

Piercing Pagoda, Inc.

218

206

14.9

0.77

6.2

8.3

09/11/00

Natural Wonders, Inc.

World of Science, Inc.

10

5

NM

0.18

NM

NM

08/11/00

May Department Stores Co.

David's Bridal, Inc.

414

413

31.2

1.99

16.0

19.5

07/31/00

Signet Group PLC

Marks & Morgan

160

115

NA

1.01

NA

10.6

06/14/00

Barnes & Noble, Inc.

Funco, Inc.

142

163

18.6

0.56

7.6

10.1

05/10/00

Investcorp International, Inc.

Jostens, Inc.

930

851

19.7

1.19

8.7

11.4

02/24/00

Claire's Stores, Inc.

Cleopatre

11

11

NA

1.10

NA

NA

01/11/00

Charming Shoppes, Inc.

Catherines Stores Corp.

156

155

14.0

0.51

5.6

8.1

12/31/99

May Department Stores Co.

Zion Cooperative Mercantile

115

50

NM

0.48

NM

NM

12/02/99

Claire's Stores, Inc.

Venator-Afterthought Chain

250

248

NA

1.28

22.9

*

67.2

*

Firm

Equity

Equity Value/

Firm Value/

Date

Value

Value

LTM

LTM

LTM

LTM

Effective

Acquiror Name

Target Name

($MM)

($MM) [1]

Net Income

Revenue

EBITDA

EBIT

56

Recent Retail Merger and Acquisition Transactions

[1]  Firm value less net debt equals equity value.

- Excluded from average  NA - Not Available  NM - Not Meaningful

M&A Transaction Analysis

09/24/99

Buhrmann NV

Corporate Express, Inc.

2,342

1,062

NM

0.62

14.4

24.7

08/06/99

Koninklijke Numico NV

General Nutrition Companies

2,504

1,746

22.5

1.76

*

11.0

14.9

07/30/99

ShopKo Stores, Inc.

Pamida Holdings Corp.

236

68

23.3

0.35

5.2

7.7

06/15/99

Jones Apparel Group, Inc.

Nine West Group, Inc.

1,384

887

23.7

0.72

8.4

12.0

06/01/99

Men's Wearhouse, Inc.

K&G Men's Center, Inc.

94

112

17.9

0.68

9.1

9.9

03/22/99

Federated Department Stores

Fingerhut Cos, Inc.

1,605

1,344

28.6

0.90

7.8

10.5

Overall Average

$393.6

20.3

x

0.60

x

8.9

x

13.2

x

Overall Median

$169.1

22.5

0.51

8.7

12.0

Average Excluding Deals Over $1B

$205.0

20.1

x

0.60

x

8.8

x

13.0

x

Median Excluding Deals Over $1B

$128.5

21.9

0.49

8.7

11.8

Average of Deals Under $50MM

$21.0

NM

0.49

x

7.9

x

16.0

x

Median of Deals Under $50MM

$21.7

NM

0.35

7.9

16.0

Average of Deals with Negative EBITDA

$113.0

0.34

x

Median of Deals with Negative EBITDA

$48.3

0.29

Firm

Equity

Equity Value/

Firm Value/

Date

Value

Value

LTM

LTM

LTM

LTM

Effective

Acquiror Name

Target Name

($MM)

($MM) [1]

Net Income

Revenue

EBITDA

EBIT

57

Recent Retail Merger and Acquisition Transactions

[1]  Firm value less net debt equals equity value.

- Excluded from average  NA - Not Available  NM - Not Meaningful

M&A Transaction Analysis

09/24/99

Buhrmann NV

Corporate Express, Inc.

2,342

1,062

NM

0.62

14.4

24.7

08/06/99

Koninklijke Numico NV

General Nutrition Companies

2,504

1,746

22.5

1.76

*

11.0

14.9

07/30/99

ShopKo Stores, Inc.

Pamida Holdings Corp.

236

68

23.3

0.35

5.2

7.7

06/15/99

Jones Apparel Group, Inc.

Nine West Group, Inc.

1,384

887

23.7

0.72

8.4

12.0

06/01/99

Men's Wearhouse, Inc.

K&G Men's Center, Inc.

94

112

17.9

0.68

9.1

9.9

03/22/99

Federated Department Stores

Fingerhut Cos, Inc.

1,605

1,344

28.6

0.90

7.8

10.5

Overall Average

$393.6

20.3

x

0.60

x

8.9

x

13.2

x

Overall Median

$169.1

22.5

0.51

8.7

12.0

Average Excluding Deals Over $1B

$205.0

20.1

x

0.60

x

8.8

x

13.0

x

Median Excluding Deals Over $1B

$128.5

21.9

0.49

8.7

11.8

Average of Deals Under $50MM

$21.0

NM

0.49

x

7.9

x

16.0

x

Median of Deals Under $50MM

$21.7

NM

0.35

7.9

16.0

Average of Deals with Negative EBITDA

$113.0

0.34

x

Median of Deals with Negative EBITDA

$48.3

0.29

Firm

Equity

Equity Value/

Firm Value/

Date

Value

Value

LTM

LTM

LTM

LTM

Effective

Acquiror Name

Target Name

($MM)

($MM) [1]

Net Income

Revenue

EBITDA

EBIT

57

All YTD M&A Transactions Between $10 and $100 Million

Premiums Paid Analysis

Premium

Date

Enterprise

1 Day Prior to

5 Days Prior to

30 Days Prior to

Announced

Acquiror Name

Target Name

Value ($MM)

Announcement

Announcement

Announcement

08/30/04

CIBER Inc.

Novasoft AG

$53.1

41.0%

38.0%

35.0%

08/27/04

Bravo Sports

Variflex, Inc.

35.0

-2.0%

3.0%

6.0%

08/27/04

Koerber AG

Winkler & Dunnebier AG

58.4

171.0%

160.0%

200.0%

08/26/04

First Federal Bank of The Southwest, Inc.

GFSB Bancorp, Inc.

22.9

-15.0%

-5.0%

-11.0%

08/25/04

WesBanco, Inc.

Winton Financial Corp.

98.9

60.0%

64.0%

66.0%

08/24/04

Sybron Dental Specialties, Inc.

Innova LifeSciences Corp.

43.0

33.0%

37.0%

36.0%

08/24/04

Cognos, Inc.

Frango AB

51.6

76.0%

74.0%

62.0%

08/23/04

C.I. Traders Ltd.

ComProp Ltd.

86.2

16.0%

16.0%

16.0%

08/17/04

Bytes Technology Grp (Usko) Ltd.

CS Computer Services Holding Ltd.

6.2

-4.0%

-29.0%

-22.0%

08/17/04

Lojack Corp.

Boomerang Tracking, Inc.

62.5

73.0%

81.0%

63.0%

08/12/04

ESB Financial Corp.

PHSB Financial Corp.

78.4

20.0%

30.0%

35.0%

08/10/04

Art Technology Group, Inc.

Primus Knowledge Solutions, Inc.

28.1

42.0%

42.0%

-16.0%

08/09/04

Intec Inc.

Intec Communications Inc.

41.9

19.0%

18.0%

13.0%

08/09/04

MIM Corp.

Chronimed, Inc.

95.4

-4.0%

-3.0%

-5.0%

08/06/04

Millfield Group PLC

Inter-Alliance Group PLC

20.6

109.0%

92.0%

77.0%

08/06/04

Toklon Ltd.

Gaming International PLC

22.8

10.0%

12.0%

5.0%

08/06/04

TEC Holdings

Estates & Agency Holdings PLC

46.3

-3.0%

-3.0%

-3.0%

08/06/04

Tokyo Dome Corp.

Matsudo Kousan Co., Ltd.

75.8

8.0%

5.0%

-3.0%

08/05/04

Gulfside Supply, Inc.

Eagle Supply Group, Inc.

22.6

11.0%

15.0%

1.0%

08/05/04

Enterra Energy Trust

Rocky Mountain Energy Corp.

41.2

52.0%

49.0%

41.0%

08/04/04

William Saurin

Paul Predault SA

18.4

121.0%

131.0%

134.0%

08/03/04

Park National Corp.

First Federal Bancorp Inc.

43.5

49.0%

57.0%

56.0%

07/29/04

Ennstone PLC

Johnston Group PLC

87.6

88.0%

80.0%

54.0%

07/28/04

Proventus AB

Brio AB

13.2

-12.0%

-15.0%

1.0%

07/28/04

Alvarion Ltd.

interWAVE Communications International Ltd.

51.9

9.0%

9.0%

15.0%

07/19/04

MCCC ICG Holdings LLC

ICG Communications, Inc.

5.9

47.0%

150.0%

0.0%

07/19/04

Webster Financial Corp.

First City Bank

29.6

21.0%

24.0%

16.0%

07/16/04

AmSouth Bancorporation

Frankfort First Bancorp, Inc.

29.8

1.0%

3.0%

14.0%

07/15/04

Peoples Holding Co.

Heritage Financial Holding Corp.

67.7

15.0%

12.0%

36.0%

07/14/04

United Heritage Corp.

Imperial Petroleum, Inc.

8.8

14.0%

14.0%

85.0%

07/14/04

SYNNEX Corp.

EMJ Data Systems Ltd.

40.8

6.0%

11.0%

13.0%

07/13/04

Morse PLC

Diagonal PLC

89.5

15.0%

17.0%

49.0%

07/07/04

Roly International Holdings Ltd.

Byford International Ltd.

6.5

8.0%

3.0%

94.0%

07/07/04

AA Scott Pty. Ltd.

Heggies Bulkhaul Ltd.

13.7

13.0%

13.0%

3.0%

07/07/04

Brookline Bancorp, Inc.

Mystic Financial, Inc.

61.5

20.0%

21.0%

40.0%

07/06/04

Energy World Corp. Ltd.

Pacific Energy Ltd.

2.3

10.0%

-4.0%

30.0%

07/06/04

Blue Mountain Energy Ltd.

Sentra Resources Corp.

27.8

21.0%

19.0%

16.0%

07/02/04

AIXTRON AG

Genus, Inc.

117.7

6.0%

20.0%

58.0%

07/01/04

Viacom, Inc.

SportsLine.com, Inc.

38.2

39.0%

40.0%

55.0%

Source: FactSet Research Systems, Inc.

58

Premiums Paid Analysis

All YTD M&A Transactions Between $10 and $100 Million

Premium

Date

Enterprise

1 Day Prior to

5 Days Prior to

30 Days Prior to

Announced

Acquiror Name

Target Name

Value ($MM)

Announcement

Announcement

Announcement

06/30/04

The First American Corp.

Basis100, Inc.

33.0

43.0%

69.0%

69.0%

06/30/04

Rio Narcea Gold Mines Ltd.

Defiance Mining Corp.

39.0

34.0%

50.0%

34.0%

06/30/04

Monmouth Community Bancorp.

Allaire Community Bank NJ

55.2

55.0%

60.0%

60.0%

06/29/04

Comvest Investment Partners LP

Catalyst International, Inc.

19.7

92.0%

92.0%

85.0%

06/28/04

Community Bancorp, Inc.

Cuyamaca Bank, N.A.

24.7

29.0%

35.0%

36.0%

06/28/04

Bangkok Dusit Medical Services Public Co. Ltd.

Samitivej Public Co., Ltd.

27.5

14.0%

18.0%

22.0%

06/28/04

Clear Energy, Inc.

Ranchgate Energy, Inc.

29.8

0.0%

-1.0%

23.0%

06/28/04

Sanmina-SCI Corp.

Pentex-Schweizer Circuits Ltd.

74.2

6.0%

6.0%

14.0%

06/25/04

Itoki Crebio Corp.

Itoki Co., Ltd.

48.8

16.0%

10.0%

5.0%

06/23/04

Sonic Healthcare Ltd.

Independent Practitioner Network Ltd.

23.8

14.0%

50.0%

119.0%

06/21/04

Paramount PLC

Paramount PLC

53.1

3.0%

13.0%

17.0%

06/17/04

Diverse Holdings Ltd.

Integrated Dental Holdings PLC

13.9

18.0%

18.0%

18.0%

06/17/04

The Carlyle Group

P&I Personal & Informatik AG

70.6

21.0%

19.0%

22.0%

06/17/04

JDA Software Group, Inc.

QRS Corp.

97.6

2.0%

14.0%

12.0%

06/15/04

Boston Private Financial Holdings, Inc.

Encino State Bank

33.1

140.0%

46.0%

45.0%

06/14/04

Sterling Financial Corp.

Pennsylvania State Banking Co.

44.0

68.0%

68.0%

-98.0%

06/14/04

Fulton Financial Corp

First Washington Financial Corp.

115.7

39.0%

36.0%

35.0%

06/11/04

Production Resource Group LLC

VLPS Lighting Services International, Inc.

62.0

96.0%

105.0%

54.0%

06/10/04

Major Automotive Cos., Inc.

Major Automotive Companies, Inc.

6.6

1.0%

13.0%

-9.0%

06/10/04

Major Cineplex Group Public Co. Ltd.

EGV Entertainment Public Co. Ltd.

47.3

-7.0%

6.0%

14.0%

06/04/04

Stephan Co. /Scott

Stephan Co.

19.9

8.0%

10.0%

12.0%

06/02/04

Cheminees Philippe

Chabert Duval SA

3.9

92.0%

91.0%

91.0%

06/01/04

ASM Ventures Ltd.

Transpac Industrial Holdings Ltd.

50.0

26.0%

24.0%

4.0%

05/26/04

CUNO Inc.

WTC Industries, Inc.

76.0

27.0%

42.0%

27.0%

05/25/04

Fairborne Energy Ltd.

Case Resources, Inc.

37.3

-2.0%

0.0%

-9.0%

05/24/04

Charterhouse Group International, Inc.

Lason, Inc.

3.7

-17.0%

-17.0%

-17.0%

05/24/04

Banco Bilbao Vizcaya Argentaria SA

Valley Bank

16.7

20.0%

9.0%

14.0%

05/21/04

Respironics, Inc.

Profile Therapeutics PLC

44.4

16.0%

16.0%

2.0%

05/20/04

Voestalpine AG

Nedcon Groep N.V.

36.9

24.0%

25.0%

20.0%

05/19/04

SteelCloud, Inc.

V-One Corp.

9.1

58.0%

43.0%

-3.0%

05/17/04

Quebecor, Inc.

Netgraphe, Inc.

17.9

34.0%

26.0%

17.0%

05/17/04

Suzuken Co., Ltd.

Astis (Eiwa) Co. Ltd.

37.0

53.0%

56.0%

35.0%

05/14/04

MidCountry Financial Corp.

FSF Financial Corp.

83.4

24.0%

23.0%

9.0%

05/13/04

Rita Medical Systems, Inc.

Horizon Medical Products, Inc.

62.9

-17.0%

-30.0%

-34.0%

05/11/04

Lyreco Sa

National 1 Ltd.

14.3

4.0%

0.0%

-6.0%

05/11/04

Burke Investments LLC

MC Shipping, Inc.

24.9

39.0%

30.0%

26.0%

05/10/04

Argo Energy Ltd.

Energy North, Inc.

27.7

2.0%

11.0%

0.0%

05/06/04

Teleca AB

RKS AB

12.4

21.0%

16.0%

11.0%

05/06/04

Sun Japan Corp.

TCC Corp.

33.1

12.0%

-1.0%

88.0%

Source: FactSet Research Systems, Inc.

59

All YTD M&A Transactions Between $10 and $100 Million

Premiums Paid Analysis

Premium

Date

Enterprise

1 Day Prior to

5 Days Prior to

30 Days Prior to

Announced

Acquiror Name

Target Name

Value ($MM)

Announcement

Announcement

Announcement

05/06/04

FNB Corp. (Florida)

Slippery Rock Financial Corp.

76.9

54.0%

51.0%

46.0%

05/03/04

Forte Resources, Inc.

Oiltec Resources Ltd.

32.4

4.0%

5.0%

12.0%

04/30/04

Wooster Inv Pty Ltd.

Hartstone Group

5.8

12.0%

12.0%

0.0%

04/30/04

Marubeni Infotec Corp.

Computer Wave, Inc.

28.1

6.0%

5.0%

10.0%

04/29/04

Telmex - Telefonos de Mexico SA de CV

Chilesat Corp.SA

2.1

-2.0%

-2.0%

-2.0%

04/29/04

infoUSA, Inc.

OneSource Information Services, Inc.

103.2

7.0%

8.0%

8.0%

04/28/04

Peptech (Peptide) Ltd.

Agenix Ltd.

76.6

0.0%

7.0%

24.0%

04/26/04

Bright Now Dental, Inc.

Castle Dental Centers, Inc.

34.4

-58.0%

-55.0%

-48.0%

04/22/04

Maywufa Corp.

Pro Healthcare International Co. Ltd.

16.3

-5.0%

-5.0%

-19.0%

04/22/04

Zhone Technologies, Inc.

Sorrento Networks Corp.

60.5

29.0%

17.0%

-6.0%

04/21/04

Cambior, Inc.

Sequoia Minerals, Inc.

21.5

25.0%

24.0%

34.0%

04/20/04

Sleeman Breweries Ltd.

Unibroue, Inc.

23.4

3.0%

28.0%

59.0%

04/16/04

Arrk Corp.

Avaplas Ltd.

41.3

10.0%

10.0%

19.0%

04/14/04

S Foods Inc.

Murachiku Co., Ltd.

80.0

5.0%

5.0%

25.0%

04/13/04

Synoptik AS

Aqua of Sweden

10.8

109.0%

109.0%

109.0%

04/13/04

First Community Corp.

DutchFork Bancshares, Inc.

48.2

10.0%

12.0%

13.0%

04/13/04

@road, Inc.

MDSI Mobile Data Solutions, Inc.

79.7

73.0%

93.0%

76.0%

04/12/04

Trinity Ventures LP

SciQuest, Inc.

24.0

6.0%

6.0%

6.0%

04/10/04

Northbrook Investments LLC

North Bancshares, Inc.

23.6

16.0%

17.0%

60.0%

04/08/04

Ulma Group

Bauma SA

11.1

-79.0%

-79.0%

-75.0%

04/08/04

Teledyne Technologies, Inc.

Isco, Inc.

91.8

32.0%

33.0%

47.0%

04/07/04

Ultra Source Technology Corp.

Princeton Technology Corp.

12.9

-36.0%

-34.0%

-41.0%

04/07/04

Pinetree Capital Ltd.

GeneVest, Inc.

20.7

-7.0%

-13.0%

-7.0%

04/06/04

Provident Energy Trust

Viracocha Energy, Inc.

95.6

2.0%

8.0%

6.0%

04/05/04

Lam Soon (Thailand) Public Co. Ltd.

Universal Food PCL

7.7

33.0%

45.0%

56.0%

04/02/04

ABN AMRO Rothschild Australia

UK Coal PLC

35.7

63.0%

63.0%

63.0%

04/02/04

PIPEX Communications PLC

Host Europe PLC

57.0

7.0%

12.0%

2.0%

04/01/04

WesBanco, Inc.

Western Ohio Financial Corp.

63.1

13.0%

10.0%

13.0%

03/31/04

GKN PLC

Tochigi Fuji Industrial Co. Ltd.

56.8

5.0%

8.0%

4.0%

03/30/04

Synergy Capital Co Ltd.

Kojitu Co Ltd.

6.8

-19.0%

-7.0%

-6.0%

03/29/04

Peri GmbH

Bauma SA

12.4

-74.0%

-72.0%

-61.0%

03/25/04

Sincere View International Ltd.

China Everbright Technology Ltd.

41.4

-12.0%

-12.0%

-30.0%

03/23/04

Anthem Acquisition Ltd.

Anthem Works Ltd.

19.9

16.0%

18.0%

24.0%

03/22/04

Sutter Capital Management LLC

Lancer Corp.

9.4

-87.0%

-87.0%

-87.0%

03/22/04

Showa Denko K.K.

Heisei Polymer Co. Ltd.

9.7

-2.0%

-2.0%

2.0%

03/22/04

SAFLINK Corp.

SSP Solutions, Inc.

78.6

31.0%

29.0%

18.0%

03/17/04

South Financial Group, Inc.

Florida Banks, Inc.

153.6

24.0%

36.0%

45.0%

03/16/04

Provident Bancorp, Inc.

Warwick Community Bancorp, Inc.

146.1

-3.0%

-5.0%

-4.0%

03/15/04

Carver Bancorp, Inc.

Independence Federal Savings Bank

32.6

-9.0%

-9.0%

-14.0%

Source: FactSet Research Systems, Inc.

60

RAG SHOP Crafts, Fabrics & Flowers

SunTrust Robinson Humphrey℠
Capital Markets

Premiums Paid Analysis

All YTD M&A Transactions Between $10 and $100 Million

Premium

Date

Enterprise

1 Day Prior to

5 Days Prior to

30 Days Prior to

Announced

Acquiror Name

Target Name

Value ($MM)

Announcement

Announcement

Announcement

03/11/04

Lincoln Bancorp

First Shares Bancorp, Inc.

33.9

38.0%

38.0%

33.0%

03/11/04

Ecolab, Inc.

Alcide Corp.

56.3

24.0%

19.0%

18.0%

03/08/04

Durban Roodeport Deep Ltd.

Emperor Mines Ltd.

61.8

580.0%

623.0%

525.0%

03/02/04

Lastminute.com PLC

Online Travel Corp PLC

84.6

13.0%

12.0%

15.0%

03/01/04

SHPS Holdings, Inc.

LandaCorp, Inc.

50.0

3.0%

4.0%

2.0%

02/27/04

Dainippon Shigyo Co., Ltd.

Nippon Hi Pack Co. Ltd.

93.4

8.0%

8.0%

4.0%

02/24/04

Clinical Data, Inc.

Moore Medical Corp.

38.3

0.0%

0.0%

31.0%

02/23/04

Compton Petroleum Corp.

Redwood Energy Ltd.

4.7

33.0%

33.0%

8.0%

02/20/04

Tailwind Capital Partners

Trover Solutions, Inc.

59.2

0.0%

-3.0%

2.0%

02/18/04

Compass Group PLC

Creative Host Services, Inc.

29.0

22.0%

27.0%

41.0%

02/13/04

Attentus Healthcare

SunLink Health Systems, Inc.

31.4

81.0%

81.0%

87.0%

02/12/04

Walsin Technology Corp.Ltd.

Eden Technology Corp.

13.0

-1.0%

6.0%

8.0%

02/11/04

Allied Motion Technologies, Inc.

Owosso Corp.

4.0

398.0%

305.0%

224.0%

02/10/04

Nanogen, Inc.

Syn X Pharma, Inc.

10.1

9.0%

21.0%

45.0%

02/10/04

Meglan Ltd.

Barlo Group PLC

87.0

5.0%

8.0%

5.0%

02/06/04

SJ Strategic Investments LLC

Moore Medical Corp.

47.8

3.0%

3.0%

114.0%

02/04/04

TH Lee Putnam Ventures

SPI Technologies, Inc.

87.1

25.0%

30.0%

42.0%

02/04/04

Hewlett Packard Co.

Novadigm, Inc.

109.3

28.0%

39.0%

58.0%

02/02/04

Whiting Petroleum Corp.

Equity Oil Co.

58.0

7.0%

-4.0%

38.0%

01/29/04

Novena Holdings Ltd.

Green World Holdings, Ltd.

8.1

12.0%

24.0%

5.0%

01/28/04

Entertainment Rights PLC

Chorion PLC

76.6

13.0%

23.0%

21.0%

01/27/04

Green Valley Acquisition Co. LLC

Uni-Marts, Inc.

16.2

14.0%

37.0%

30.0%

01/27/04

Lawrence Weissberg Revocable Living Trust

Dover Investments Corp.

16.3

24.0%

24.0%

28.0%

01/23/04

Gates Group LLC

Imperial Parking Corp.

48.0

5.0%

3.0%

5.0%

01/22/04

HIG Capital Management, Inc.

T-Netix, Inc.

69.2

10.0%

16.0%

33.0%

01/20/04

McKesson Corp.

Moore Medical Corp.

38.4

15.0%

38.0%

74.0%

01/20/04

Stanley Works Ltd.

Frisco Bay Industries Ltd.

42.5

33.0%

33.0%

69.0%

01/19/04

Wireless Group PLC

Forever Broadcasting PLC

12.0

6.0%

57.0%

103.0%

01/16/04

Bank One Corp.

Ubizen NV

73.5

128.0%

126.0%

139.0%

01/14/04

Rock Bancshares, Inc.

HCB Bancshares, Inc.

27.0

4.0%

5.0%

-3.0%

01/12/04

Stellent Inc.

Optika, Inc.

43.5

-17.0%

-19.0%

-20.0%

01/09/04

Independent Bank Corp. /MA

Falmouth Bancorp, Inc.

36.3

-1.0%

4.0%

33.0%

01/05/04

Sava Kranj dd

Terme 3000 dd

36.7

0.0%

2.0%

12.0%

Average

26.9%

28.8%

29.6%

Median

13.5%

16.0%

17.5%

High

580.0%

623.0%

525.0%

Low

-87.0%

-87.0%

-98.0%

Source: FactSet Research Systems, Inc.

61

Rag Shop Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey Capital Markets

Retail Transactions from 2002 to Present

Premiums Paid Analysis

* - Excluded from average

Source: FactSet Research Systems, Inc.

08/09/04

MIM Corp.

Chronimed, Inc.

$95.4

-4.0%

-3.0%

-5.0%

07/07/04

Woolworths Ltd.

Australian Leisure & Hospitality Group Ltd.

566.4

-10.0%

11.0%

26.0%

06/21/04

Dicks Sporting Goods, Inc.

Galyans Trading Co., Inc.

292.0

53.0%

52.0%

76.0%

06/03/04

Revival Group

Marks & Spencer Group PLC

16,683.4

9.0%

16.0%

50.0%

05/24/04

Omnicare, Inc.

Neighborcare, Inc.

1,310.2

70.0%

68.0%

29.0%

05/17/04

Ellerine Holding Ltd.

Relyant Retail Ltd.

169.0

24489.0%

*

24489.0%

*

27382.0%

*

04/30/04

Grafton Group PLC

Heiton Group PLC

401.7

35.0%

39.0%

41.0%

04/23/04

First Islamic Investment Bank EC

Loehmanns Holdings, Inc.

154.8

6.0%

10.0%

25.0%

04/22/04

Maywufa Corp.

Pro Healthcare International Co. Ltd.

16.3

-5.0%

-5.0%

-19.0%

04/14/04

Gigas K's Denki Corp.

Yachiyo Musen Denk

81.3

16.0%

19.0%

25.0%

03/31/04

Koninklijke Vendex KBB NV /Private Group

Koninklijke Vendex KBB NV

1,809.9

10.0%

12.0%

13.0%

03/31/04

Circuit City Stores, Inc.

InterTAN, Inc.

283.0

14.0%

17.0%

21.0%

03/30/04

Synergy Capital Co. Ltd.

Kojitu Co. Ltd.

6.8

-19.0%

-7.0%

-6.0%

03/03/04

Serena Software, Inc.

Merant PLC

382.3

25.0%

23.0%

25.0%

02/12/04

Trinitybrook PLC

New Look Group PLC

1,272.6

4.0%

5.0%

12.0%

02/09/04

Ferrellgas Partners LP

Blue Rhino Corp.

303.5

22.0%

21.0%

26.0%

02/03/04

HAL Trust

GrandVision SA

499.1

9.0%

15.0%

22.0%

01/27/04

Green Valley Acquisition Co. LLC

Uni-Marts, Inc.

16.2

14.0%

37.0%

30.0%

01/26/04

BNP Paribas SA

Groupe Andre SA

858.9

0.0%

1.0%

8.0%

01/26/04

Luxottica Group SpA

Cole National Corp.

487.1

35.0%

34.0%

36.0%

01/23/04

Pendragon PLC

CD Bramall (Sanderson) PLC

403.8

-1.0%

2.0%

36.0%

12/23/03

Oak Hill Capital Management, Inc.

Duane Reade, Inc.

402.6

8.0%

25.0%

26.0%

12/23/03

MC298 Ltd.

Donatantonio PLC

20.9

10.0%

10.0%

1.0%

12/19/03

EW Scripps Co.

Summit America Television, Inc.

178.7

20.0%

13.0%

29.0%

12/08/03

Energy Producers, Inc.

World Wide Connect, Inc.

2.2

73.0%

73.0%

73.0%

11/21/03

Kona Acquisition Corp.

Integrity Media, Inc.

14.4

82.0%

72.0%

78.0%

11/21/03

Gigas K's Denki Corp.

Gigas Corp.

88.2

172.0%

*

170.0%

164.0%

11/19/03

2012413 Ontario, Inc.

Hy & Zels, Inc.

3.2

-1.0%

0.0%

14.0%

10/23/03

Castellina Investments Pty Ltd.

Pepkor Ltd.

384.7

41.0%

40.0%

46.0%

10/06/03

Leonard Green & Partners

FTD, Inc.

410.6

2.0%

12.0%

4.0%

09/29/03

CompUSA, Inc.

Good Guys, Inc.

55.3

37.0%

31.0%

65.0%

09/12/03

Baroness Retail Ltd.

Debenhams PLC

2,693.6

8.0%

8.0%

8.0%

09/08/03

Nutra Pharma Corp.

Infectech, Inc.

4.3

171.0%

*

77.0%

245.0%

*

09/01/03

New Look Group PLC

New Look Group PLC

795.4

12.0%

15.0%

19.0%

08/13/03

Ryland Group PLC /Management

Ryland Group PLC

73.9

3.0%

4.0%

12.0%

07/31/03

Alloy, Inc.

Delias, Inc.

50.0

17.0%

24.0%

12.0%

07/29/03

Bon Ton Stores, Inc.

Elder Beerman Stores Corp.

92.7

33.0%

33.0%

52.0%

Premium

Date

Enterprise

1 Day Prior to

5 Days Prior to

30 Days Prior to

Announced

Acquiror Name

Target Name

Value ($MM)

Announcement

Announcement

Announcement

62

Premiums Paid Analysis

Retail Transactions from 2002 to Present

Premium

Date

Enterprise

1 Day Prior to

5 Days Prior to

30 Days Prior to

Announced

Acquiror Name

Target Name

Value ($MM)

Announcement

Announcement

Announcement

07/23/03

BNP Paribas SA

GrandVision SA

566.5

17.0%

16.0%

22.0%

07/14/03

Boise Cascade Corp.

Officemax, Inc.

1,275.2

43.0%

49.0%

86.0%

06/26/03

Global Crossing Ltd.

Circuit City Stores, Inc.

1,508.6

0.0%

4.0%

22.0%

06/26/03

Wright Holdings, Inc.

Elder Beerman Stores Corp.

90.3

47.0%

43.0%

88.0%

06/23/03

Auchan SA

Brice SA

56.0

46.0%

90.0%

229.0%

06/17/03

Baugur Group hf

Hamleys PLC

85.6

17.0%

17.0%

46.0%

06/16/03

Maus Freres

Aigle SA

57.6

7.0%

10.0%

26.0%

06/11/03

Rewe Zentralfinanz Eg

Curti & Co. AG

121.3

50.0%

52.0%

73.0%

06/10/03

Tesco PLC

C Two-Network Co., Ltd .

274.6

27.0%

37.0%

33.0%

06/08/03

Aoki International Co., Ltd.

Torii Co., Ltd.

36.8

72.0%

69.0%

65.0%

06/03/03

HFL Corp.

Uni-Marts, Inc.

5.0

21.0%

48.0%

91.0%

06/03/03

Amazing Savings Holding LLC

Odd Job Stores, Inc.

24.5

29.0%

33.0%

-12.0%

05/30/03

Freeport PLC /Roberts, Howell & Wright

Freeport PLC

308.8

23.0%

27.0%

76.0%

05/21/03

Eb Acquisition LLC

Elder Beerman Stores Corp.

63.7

17.0%

65.0%

112.0%

05/20/03

Zones, Inc. /Lalji

Zones, Inc.

7.2

20.0%

23.0%

35.0%

05/12/03

Permira Advisers Ltd. / GS Group / Blackstone

Debenhams PLC

2,480.7

4.0%

29.0%

66.0%

05/12/03

Wittington Investments Ltd.

Selfridges PLC

977.2

9.0%

12.0%

66.0%

05/01/03

Nesbitt Acquisitions Ltd.

Arnotts PLC

240.0

12.0%

14.0%

14.0%

04/16/03

Ripplewood Holdings LLC

Lillian Vernon Corp.

60.6

73.0%

75.0%

88.0%

04/01/03

Reitangruppen AS

Sense Communications International

43.1

21.0%

70.0%

70.0%

04/01/03

Bradco Supply Corp.

Wickes, Inc.

7.9

107.0%

104.0%

173.0%

03/24/03

Cancom It Systeme AG

International Computer SA

3.1

275.0%

*

275.0%

*

305.0%

*

03/18/03

Enesco Group, Inc.

Bilston & Battersea Enamels PLC

3.9

40.0%

44.0%

44.0%

02/20/03

Gart Sports Co.

Sports Authority, Inc.

351.8

93.0%

105.0%

53.0%

02/17/03

Mars, Inc.

Nippon Conlux Co., Ltd.

221.4

42.0%

43.0%

45.0%

02/17/03

Wisdom Gateway Ltd.

Joyce Boutique Holdings Ltd.

20.0

24000.0%

*

24000.0%

*

21809.0%

*

02/14/03

SI Acquisition LLC

Successories, Inc.

2.2

88.0%

114.0%

84.0%

01/24/03

Krispy Kreme Doughnuts, Inc.

Montana Mills Bread Co, Inc.

41.1

2.0%

7.0%

13.0%

01/09/03

WM Morrison Supermarkets

Safeway PLC

5,215.9

45.0%

51.0%

38.0%

12/20/02

Concepts Direct, Inc.

Concepts Direct, Inc.

2.1

31.0%

58.0%

-18.0%

12/19/02

Scarlett Retail Group Limited

Allders PLC

199.5

-2.0%

5.0%

44.0%

12/17/02

1551053 Ontario, Inc.

Treats International Enterprises, Inc.

0.1

233.0%

*

233.0%

*

233.0%

*

12/06/02

West Coast Capital Ltd.

House of Fraser PLC

453.6

69.0%

73.0%

146.0%

10/30/02

Tesco PLC

T&S Stores PLC

572.0

98.0%

105.0%

117.0%

10/28/02

E Com Ventures, Inc.

E Com Ventures, Inc.

10.4

32.0%

31.0%

17.0%

09/27/02

Ackermans & Van Haaren NV

GIB Group International

1,033.7

1.0%

4.0%

10.0%

09/26/02

Hamsard 2353 Ltd.

QS Group PLC

24.4

36.0%

36.0%

40.0%

* - Excluded from average

Source: FactSet Research Systems, Inc.

63

RAG SHOP Crafts, Fabrics & Flowers
SunTrust Robinson Humphrey℠
Capital Markets

Premiums Paid Analysis

Retail Transactions from 2002 to Present

Premium

Date

Enterprise

1 Day Prior to

5 Days Prior to

30 Days Prior to

Announced

Acquiror Name

Target Name

Value ($MM)

Announcement

Announcement

Announcement

09/20/02

Line Trust Corp Ltd.

Gameplay

1.4

88.0%

88.0%

114.0%

09/16/02

Ackermans & Van Haaren NV

GIB Group International

1,033.7

11.0%

9.0%

9.0%

08/19/02

Taveta Investments Ltd.

Arcadia Group PLC

1,206.9

36.0%

53.0%

26.0%

08/13/02

Forfinance

Pier Import Europe SA

10.3

67.0%

67.0%

29.0%

08/06/02

Hartford Group PLC

Jamies Bars PLC

3.8

17.0%

17.0%

-10.0%

08/05/02

Keiyo Co., Ltd.

Nikku Sangyo Co.

24.4

8.0%

8.0%

9.0%

07/30/02

Sutter Holding Co., Inc.

FFP Partners LP

4.5

135.0%

182.0%

174.0%

07/29/02

Omnicare, Inc.

NCS HealthCare, Inc.

130.4

643.0%

*

1122.0%

*

2192.0%

*

07/08/02

eBay, Inc.

PayPal, Inc.

1,264.1

4.0%

3.0%

-18.0%

06/21/02

Musgrave Group Ltd.

Budgens PLC

244.0

9.0%

8.0%

16.0%

06/20/02

Trefick Ltd.

Mallett PLC

36.7

0.0%

0.0%

21.0%

05/13/02

Sears Roebuck & Co.

Lands End, Inc.

1,860.8

22.0%

23.0%

40.0%

04/22/02

Royal Bank of Scotland PLC

Dixon Motors PLC

157.8

2.0%

17.0%

40.0%

04/10/02

Reitmans (Canada) Ltd.

Shirmax Fashions Ltd.

50.4

41.0%

49.0%

66.0%

03/25/02

Mobility Electronics, Inc.

iGo Corp.

7.9

15.0%

15.0%

35.0%

03/12/02

Caprabo SA

Enaco SA

136.4

51.0%

57.0%

80.0%

03/08/02

JJB Sports PLC

TJ Hughes PLC

60.0

4.0%

14.0%

0.0%

02/12/02

United Auto Group, Inc.

Sytner Group PLC

131.2

14.0%

17.0%

63.0%

01/07/02

Atlas International Group Ltd.

LoyaltyPoint, Inc.

10.1

43.0%

100.0%

50.0%

Average

28.3%

37.1%

45.1%

Median

21.0%

29.0%

36.0%

High

24489.0%

24489.0%

27382.0%

Low

-19.0%

-7.0%

-19.0%

* - Excluded from average

Source: FactSet Research Systems, Inc.

64

Specialty Retail Transactions from 2002 to Present

Premiums Paid Analysis

Premium

Date

Enterprise

1 Day Prior to

5 Days Prior to

30 Days Prior to

Announced

Acquiror Name

Target Name

Value ($MM)

Announcement

Announcement

Announcement

08/09/04

MIM Corp.

Chronimed, Inc.

$95.4

-4.0%

-3.0%

-5.0%

06/21/04

Dicks Sporting Goods, Inc.

Galyans Trading Co., Inc.

292.0

53.0%

52.0%

76.0%

06/10/04

Major Automotive Cos., Inc.

Major Automotive Companies, Inc.

6.6

1.0%

13.0%

-9.0%

05/17/04

Ellerine Holding Ltd.

Relyant Retail Ltd.

169.0

24489.0%

*

24489.0%

*

27382.0%

*

05/11/04

Lyreco Sa

National 1 Ltd.

14.3

4.0%

0.0%

-6.0%

05/05/04

Metro Cash & Carry Ltd.

Metro Cash & Carry Ltd.

180.8

-70.0%

-71.0%

-69.0%

03/30/04

Synergy Capital Co Ltd.

Kojitu Co., Ltd.

6.8

-19.0%

-7.0%

-6.0%

03/04/04

Full Circle Ltd.

DFS Furniture Co. Ltd. PLC

892.5

9.0%

9.0%

17.0%

02/09/04

Ferrellgas Partners LP

Blue Rhino Corp.

303.5

22.0%

21.0%

26.0%

02/04/04

Rent A Center, Inc.De

Rainbow Rentals, Inc.

94.9

96.0%

96.0%

118.0%

02/03/04

HAL Trust

GrandVision SA

499.1

9.0%

15.0%

22.0%

01/26/04

Luxottica Group SpA

Cole National Corp.

487.1

35.0%

34.0%

36.0%

01/23/04

Pendragon PLC

CD Bramall (Sanderson) PLC

403.8

-1.0%

2.0%

36.0%

12/22/03

IOT Ltd.

Eurocopy PLC

30.7

14.0%

14.0%

17.0%

12/19/03

EW Scripps Co.

Summit America Television, Inc.

178.7

20.0%

13.0%

29.0%

08/06/03

Ellerine Holding Ltd.

Wetherlys Investment Holdings Ltd.

68.3

3.0%

2.0%

28.0%

07/31/03

Alloy, Inc.

Delias, Inc.

50.0

17.0%

24.0%

12.0%

07/23/03

BNP Paribas SA

GrandVision SA

566.5

17.0%

16.0%

22.0%

07/14/03

Boise Cascade Corp.

Officemax, Inc.

1,275.2

43.0%

49.0%

86.0%

05/20/03

Zones, Inc.

Zones, Inc.

7.2

20.0%

23.0%

35.0%

05/12/03

Riverside Co.

Dwyer Group, Inc.

48.6

59.0%

57.0%

60.0%

04/29/03

Luxottica Group SpA

OPSM Group Ltd.

262.8

22.0%

22.0%

25.0%

04/16/03

Ripplewood Holdings LLC

Lillian Vernon Corp.

60.6

73.0%

75.0%

88.0%

02/20/03

Gart Sports Co.

Sports Authority, Inc.

351.8

93.0%

105.0%

53.0%

12/20/02

Concepts Direct, Inc.

Concepts Direct, Inc.

2.1

31.0%

58.0%

-18.0%

10/28/02

E Com Ventures, Inc.

E Com Ventures, Inc.

10.4

32.0%

31.0%

17.0%

06/20/02

Trefick Ltd.

Mallett PLC

36.7

0.0%

0.0%

21.0%

05/14/02

Kayak Acquisition Corp.

US Vision, Inc.

24.4

25.0%

25.0%

26.0%

05/13/02

Sears Roebuck & Co.

Lands End, Inc.

1,860.8

22.0%

23.0%

40.0%

03/14/02

Guinness Peat Group PLC

Nationwide Accident Repair Services PLC

20.9

12233.0%

*

11297.0%

*

11146.0%

*

02/12/02

United Auto Group, Inc.

Sytner Group PLC

131.2

14.0%

17.0%

63.0%

02/05/02

NeSBIC Groep BV

Beter Bed Holding NV

1.0

28.0%

26.0%

23.0%

Average

22.3%

24.7%

28.8%

Median

21.0%

22.5%

26.0%

High

24489.0%

24489.0%

27382.0%

Low

-70.0%

-71.0%

-69.0%

* - Excluded from average

Source: FactSet Research Systems, Inc.

65